UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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UDR, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This revised proxy statement of UDR, Inc. for the 2016 Annual Meeting of Stockholders amends the proxy statement as originally filed on March 30, 2016 to change the figures referenced in the last bulleted sentence on page 26 under the heading “Executive Compensation—Compensation Discussion and Analysis—2015 Performance Highlights—2015 Operating Performance” so that the sentence now states: “Since the inception of the 2-Year Plan, UDR has a TSR of 77%, 23% above the Company’s multifamily peer average.”

March 30, 2016

Dear Fellow Stockholders:
It is my pleasure to invite you to attend our Annual Meeting of Stockholders. The meeting will be held on May 12, 2016, at 10:00 a.m. local time at the Ritz-Carlton, Denver, 1881 Curtis Street, Denver, CO 80202.
The business to be conducted at the meeting is set forth in the formal notice of annual meeting of stockholders and proxy statement that accompany this letter. At the meeting we will also report on the Company’s performance and respond to questions.
Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares electronically through the Internet, by telephone or, if you have requested and received a paper copy of the proxy statement, by completing, signing and returning the paper proxy card enclosed with the proxy statement. Voting through the Internet or by telephone will eliminate the need to return your proxy card.

Sincerely,
UDR, INC.

JAMES D. KLINGBEIL
Chairman of the Board of Directors
UDR, Inc.
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540
Tel: 720.283.6120 Fax: 720.283.2451

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

MARCH 30, 2016

DATE AND TIME:	May 12, 2016, at 10:00 a.m. local time

PLACE:	Ritz-Carlton, Denver, 1881 Curtis Street, Denver, CO 80202

ITEMS OF BUSINESS:	1.	To elect ten directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

	2.	To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2016.

	3.	To vote to approve, on an advisory basis, the compensation of our named executive officers disclosed in this proxy statement.

	4.	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE:	Friday, March 18, 2016. UDR stockholders of record as of the close of business on that date are entitled to vote at the meeting.

NOTICE:
On or about March 30, 2016, we intend to mail to our stockholders of record a notice containing instructions on how to access our 2016 proxy statement and our annual report for the year ended December 31, 2015, and how to vote online. The notice also provides instructions on how you can request a paper copy of these documents if you desire, and how you can enroll in e-delivery. If you received your annual meeting materials via email, the email contains voting instructions and links to our annual report and proxy statement on the Internet.

PROXY VOTING:
Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares electronically through the Internet, by telephone or, if you have requested and received a paper copy of the proxy statement, by completing, signing and returning the paper proxy card enclosed with the proxy statement.

By Order of the Board of Directors

WARREN L. TROUPE
Senior Executive Vice President
and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for UDR, Inc.’s Annual Meeting of Stockholders to be held on May 12, 2016.  This Notice of Annual Meeting and Proxy Statement and UDR, Inc.’s Annual Report/Form 10-K for the year ended December 31, 2015 are available on the Internet at the following website: www.proxyvote.com.

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PROXY SUMMARY

The following is a summary which highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you are urged to read the entire proxy statement carefully before voting.
Information About Our 2016 Annual Meeting Of Stockholders

DATE AND TIME:	Thursday, May 12, 2016 at 10:00 a.m. local time
PLACE:	Ritz-Carlton, Denver, 1881 Curtis Street, Denver, CO 80202
RECORD DATE:	Friday, March 18, 2016
Voting Matters And Vote Recommendations

Proposal		Board Vote Recommendation	Page Number

Proposal No. 1	To elect ten directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified	✓ FOR each Director Nominee	1

Proposal No. 2	Ratification of the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2016	✓ FOR	62

Proposal No. 3	Advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement	✓ FOR	63

Our Director Nominees (Page 1)

Name	Age	Director Since	Independent	AC	CC	GC	EC
Katherine A. Cattanach	71	2006	Yes
Robert P. Freeman	70	1998	Yes	C
Jon A. Grove	71	1998	Yes		C
Mary Ann King	63	2015	Yes
James D. Klingbeil(1)	80	1998	Yes			C	C
Clint D. McDonnough	60	2016	Yes
Robert A. McNamara	61	2014	Yes
Mark R. Patterson	55	2014	Yes
Lynne B. Sagalyn(2)	68	1996	Yes
Thomas W. Toomey(3)	55	2001	No

(1)	Chairman of the Board and ex-officio member of the Audit and Risk Management Committee and Compensation and Management Development Committee
(2)	Vice Chair of the Board
(3)	Chief Executive Officer, President and Director

KEY: AC = Audit and Risk Management Committee CC = Compensation and Management Development Committee GC = Governance Committee EC = Executive Committee = Member C = Chair

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Information About Our Board And Committees (Page 17)

	Number of Members	Independent	Number of Meetings During 2015
Full Board of Directors	10	90.0%	8
Audit and Risk Management Committee	5	100.0%	10
Compensation and Management Development Committee	4	100.0%	5
Governance Committee	9	100.0%	4
Executive Committee	3	66.7%	0
Our Corporate Governance (Page 11)

Size of the Board of Directors	10
Number of Independent Directors	9
Audit, Compensation and Governance Committees Consist Entirely of Independent Directors	Yes
Separate Chairman of the Board and Chief Executive Officer	Yes
Annual Election of All Directors	Yes
Majority Voting in Uncontested Director Elections	Yes
Annual Advisory Approval of Named Executive Officer Compensation	Yes
All Directors Attended at Least 75% of Meetings Held	Yes
Independent Directors Meet Regularly in Executive Session	Yes
Annual Board and Committee Self-Evaluations	Yes
Code of Business Conduct and Ethics, and Code of Ethics for Senior Financial Officers	Yes
Stock Ownership Guidelines for Executive Officers and Directors	Yes
Prohibition on Hedging Transactions	Yes
Pledging Transactions Prohibited Without Prior Approval	Yes
Policy on Recoupment of Performance-Based Incentives	Yes
Stockholder Rights Plan (Poison Pill)	No
Effective November 6, 2015, the board adopted amendments to the Company's Amended and Restated Bylaws to implement a majority voting standard in uncontested director elections, which incorporates a director resignation policy for any director who does not receive the requisite vote. A plurality voting standard applies in a contested director election.
Independent Registered Public Accounting Firm (Page 62)
Ernst & Young LLP, independent registered public accounting firm, served as our auditors for fiscal 2015. Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal 2016. Although it is not required to do so, the board is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the stockholders at the annual meeting in order to ascertain the view of our stockholders regarding such selection. Below is summary information about Ernst & Young’s fees for services during fiscal years 2015 and 2014:

Description of Services	2015	2014
Audit Fees	$1,511,450	$1,387,500
Audit-Related Fees	158,200	—
Tax Fees	280,308	—
All Other Fees	—	—
TOTAL	$1,949,958	$1,387,500

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Executive Compensation Matters (Page 25)
We are requesting your non-binding vote to approve the compensation of our named executive officers as described on pages 25 through 59 of this proxy statement. The goals for our executive compensation program are to (i) attract, retain and motivate effective executive officers, (ii) align the interests of our executive officers with the interests of the Company and our stockholders, (iii) incentivize our executive officers based on clearly defined performance goals and measures of successful achievement, and (iv) align market competitive compensation with our short-term and long-term performance.
Our Compensation and Management Development Committee, which we refer to as the “Compensation Committee,” determines the form and amount of compensation, as well as the overall structure of our executive compensation program. The Compensation Committee has the sole authority to retain and terminate any compensation consultants to be used to assist in establishing compensation for our executive officers and to approve such consultants’ fees and other retention terms. The Compensation Committee has engaged FPL Advisory Group as its independent compensation consultant.
The compensation of our “named executive officers,” who are identified in “Executive Compensation,” is comprised of a mix of base salary, short-term incentive compensation and long-term incentive compensation, and is determined based on the consideration of a number of factors described in more detail “Executive Compensation - Compensation Discussion and Analysis.” Under our executive compensation program, as an executive officer’s level of responsibility increases with his or her relative ability to impact the long-term performance of the Company as a whole, a greater portion of that executive officer’s compensation is based on performance-based incentive compensation, and less is based on base salary, thereby creating the potential for greater variability in the executive officer’s compensation level from year to year. The mix, level and structure of the components of compensation generally reflect the executive officer’s role and relative impact on business results, as well as competitive market practices.
Our compensation policies and programs are built upon the strong foundation of corporate governance and compensation best practices, including:

WE DO:		WE DO NOT:
✓
Provide a significant portion of our named executive officers’ total compensation in the form of awards tied to our long-term strategy and our performance relative to key business and personal objectives and performance versus our peers.
		X	Have any employment agreements with our named executive officers.
✓	Require compliance with our Executive Stock Ownership Guidelines, which require that our executive officers own a specified number of shares of the Company’s common stock.	X
Permit any Company personnel, including our named executive officers, to engage in any short-term, speculative securities transactions, engage in short sales, buying or selling put or call options, trading in options (other than those granted by the Company) and engaging in hedging transactions.

✓	Have a Policy on Recoupment of Performance-Based Incentives, which applies to our executive officers, including our named executive officers, and their performance-based incentive compensation.	X	Permit purchasing securities on margin or pledging securities as collateral without prior approval.
✓	Have a Compensation Committee comprised entirely of independent directors and the Compensation Committee has retained its own independent compensation advisor.	X	Provide tax gross-ups for our named executive officers.
✓	Have a Compensation Committee that reviews external market considerations, as well as internal considerations and the long-term interests of our stockholders, when making compensation decisions.	X	Grant only time-vested restricted stock or options to our named executive officers, other than in limited circumstances such as the appointment of a new executive officer.
✓	Have the ongoing consideration and oversight by the Compensation Committee with respect to any potential risks associated with our incentive compensation programs.	X
Time the grants of stock options, restricted stock and other equity awards to coordinate with the release of material non-public information, or time the release of material non-public information for the purpose of affecting the value of any named executive officer compensation.

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The key components of our named executive officers’ compensation are described in more detail in the following table:

Compensation Component		Objectives Associated with the Compensation Component
Base Salary	•	Designed to reward individual effort associated with job-related duties and to attract and retain talented executive officers for our Company.

Short-Term Incentive Compensation	•
Designed to encourage outstanding individual and Company performance by motivating the named executive officers to achieve short-term Company and individual goals by rewarding performance measured against key annual strategic objectives and, for the CEO, using the independent directors’ evaluation of his performance towards achieving short-term goals.

Long-Term Incentive Compensation	•
Our long-term incentive compensation is designed to foster significant ownership of our common stock by our executive officers, to align the interests of our executive officers with the creation of stockholder value and to motivate our executive officers to achieve long-term growth and success for our Company.

Our stockholders have consistently supported our executive compensation program. At our 2015 Annual Meeting of Stockholders, over 89.6% of the votes cast were voted in favor of our resolution seeking advisory approval of our executive compensation. Over the last three years, stockholder support for our advisory vote on executive compensation has averaged 94% (with no year below 94%). While we have consistently had strong stockholder support for our executive compensation program, we do continue to engage in a dialogue with stockholders on executive compensation issues. We will continue to consider the outcome of future advisory votes on executive compensation when establishing the Company’s compensation programs and policies and making compensation decisions regarding our named executive officers.

Our Use of Abbreviations: We use a number of abbreviations in this proxy statement. We refer to UDR, Inc. as “UDR,” “the Company,” “we,” “us” or “our” and to our board of directors as “board.” The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card. References to “fiscal 2015” and “fiscal 2016” mean our 2015 fiscal year which began on January 1, 2015 and ended on December 31, 2015, and our 2016 fiscal year which began on January 1, 2016 and will end on December 31, 2016, respectively. We refer to the Audit and Risk Management Committee as the “Audit Committee” and we refer to the Compensation and Management Development Committee as the “Compensation Committee.” We refer to the U.S. Securities and Exchange Commission as the “SEC” and we refer to the New York Stock Exchange as the “NYSE.” Our 2016 Annual Meeting of Stockholders to be held on May 12, 2016 is simply referred to as the “meeting” or the “annual meeting.”

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PROPOSAL NO. 1 ELECTION OF DIRECTORS

The ten individuals listed below, each of whom is currently a member of the board, have been nominated for election to the board at the 2016 annual meeting of stockholders. If any of the nominees is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who is designated by the present board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold their respective offices until the next annual meeting of stockholders or until their successors are elected and qualified.
Each nominee brings a strong and unique background and set of skills to our board, giving the board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, corporate finance and financial markets, real estate investment and the real estate industry and civic leadership. For each of our director nominees, set forth below are the specific experience, qualifications, attributes or skills that led the board to conclude that the person should serve as a director for the Company. There is no family relationship between any of our directors or executive officers.

Katherine A. Cattanach, Ph.D.

High Level of Financial Literacy
Has a strong background in both business and academia, and her expertise in investments and finance is recognized nationally and internationally. Has a Ph.D. in Finance and has served on the faculty of the College of Business at the University of Denver and as an Associate Professor of Finance at the University of Denver’s Graduate School of Business.

Relevant Chief Executive Officer/BOD Experience
Has served as a member of several corporate boards and board committees and on several partnership advisory boards. Has executive management experience, having served as Founder and Chief Executive Officer of Sovereign Financial Services, Inc. and as Executive Vice President of Captiva Corporation.

Other
Extensive civic leadership, including the Colorado Commission on Higher Education, the Governing Board for the Colorado State University System, the Foundation for Metropolitan State College, the Board of Trustees for the Colorado Chapter of the Nature Conservancy and the Board of Trustees for the Yellowstone Association.

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Robert P. Freeman

High Level of Financial Literacy
Managing Director of Lazard Frères & Co. LLC, a private investment bank, and President of Lazard Frères Real Estate Investors, L.L.C., a real estate investment company, from 1992 to 1999.

Relevant Chief Executive Officer/BOD Experience Has served as Senior Managing Director and Principal of Greyfields Investors LLC, a real estate private equity company, since 2007.

Extensive Real Estate Experience
Has been active in real estate related investment, management and development since the 1970s. Currently he is a principal of a real estate private equity company that invests in, restructures and redevelops inefficient real estate and provides turnaround services and capital markets advice, and he founded a privately held real estate merchant bank that sources, structures and invests in real estate assets and securities.

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Jon A. Grove

Extensive Real Estate Experience
From 1987 to 1998, he served as the Chairman, President and Chief Executive Officer of a publicly traded real estate investment trust that owned and operated apartment communities.

Relevant Chief Executive Officer/BOD Experience
From 1987 to 1998, he served as the Chairman, President and Chief Executive Officer of a publicly traded real estate investment trust that owned and operated apartment communities.

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Mary Ann King

Extensive Real Estate Experience
Ms. King has spent 38 years in the apartment industry. She currently serves as a Co-Chairman of Moran & Company, a real estate brokerage firm focusing exclusively on multifamily assets and mixed use assets with significant multifamily components. She has served three terms as a ULI trustee and is currently a member of the National Multifamily Housing Council’s Executive Committee. She previously served on the National Multifamily Housing Council’s Leadership Team from 2000 to 2008 and chaired that organization from 2006-2008.

High Level of Financial Literacy Ms. King serves as Co-Chairman of Moran & Company, a real estate brokerage firm. She also serves as partner in charge of Moran & Company’s Irvine, California office.

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James D. Klingbeil

Extensive Real Estate Experience
Mr. Klingbeil has been active in nearly every aspect of real estate investment, development and management for over 50 years, with a special focus on building, acquiring, managing and/or selling multifamily communities.

Relevant Chief Executive Officer/BOD Experience
He was Chairman and Chief Executive Officer of American Apartment Communities II, which had a value of $800 million when we acquired it in December 1998, and he has demonstrated exceptional leadership abilities as a member of our board since that acquisition.

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Clint D. McDonnough

High Level of Financial Literacy
Mr. McDonnough has an extensive background in accounting, auditing and advisory services, having worked for 38 years with Ernst & Young LLP, including as the firm’s Office Managing Partner for Dallas, Texas, as Managing Partner of Assurance & Advisory Business Services for the Southwest Practice Area and as Director of Real Estate Advisory services.

Extensive Real Estate Experience He served as Ernst & Young’s National Director of Real Estate Advisory Services, creating a unified national real estate consulting practice.

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Robert A. McNamara

Extensive Real Estate Experience Mr. McNamara is an accomplished senior executive with significant expertise in construction, development and real estate investment.

Relevant Chief Executive Officer/BOD Experience
Chief Executive Officer Americas of the Lend Lease Corporation (ASX), an international property and infrastructure firm, from 2010 to August 2014. Prior to this position, Mr. McNamara served as Chairman and Chief Executive Officer of Penhall/LVI International, an environmental remediation, concrete services and infrastructure repair firm, from 2006 to 2010.

Broad Construction/Development Experience
He brings to the board over 35 years of experience managing global businesses in the development, design and delivery of projects in the government, institutional, infrastructure and industrial sectors in senior management positions.

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Mark R. Patterson

High Level of Financial Literacy
Mr. Patterson has a strong background in real estate finance and investment banking. As Managing Director and Head of Real Estate Global Principal Investments, Mr. Patterson oversaw both direct investments as well as debt and equity investments for Merrill Lynch and its public and private clients.

Relevant Chief Executive Officer/BOD Experience
Mr. Patterson has served as a member of the board of directors of Boomerang Systems, Inc., a manufacturer of fully automated, robotic parking systems, since September 2010. Mr. Patterson was also the Chief Executive Officer of Boomerang Systems, Inc. from September 2010 to January 2015. Mr. Patterson serves on the board of directors and is a member of the audit committee and nominating and corporate governance committee of General Growth Properties (NYSE), a REIT focused on regional malls.

Extensive Real Estate Experience
Until January 2009, Mr. Patterson was a Managing Director and the Head of Real Estate Global Principal Investments at Merrill Lynch, where he oversaw the real estate principal investing activities of Merrill Lynch.

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Lynne B. Sagalyn, Ph.D.

High Level of Financial Literacy
Dr. Sagalyn has a strong background in business and academia. She is a specialist in real estate finance and urban development and is widely known as an expert in real estate equity securities and public development finance. Her research and writings on real estate investment, securitization, urban development and public policy have been published in both academic and professional journals. Dr. Sagalyn is the author of Times Square Roulette: Remaking the City Icon (MIT Press, 2001), an analysis of the politics, policy and economics of one of the city’s largest and longest redevelopment initiatives; Cases in Real Estate Finance and Investment Strategy (ULI, 2000); and co-author of Downtown, Inc.: How America Rebuilds Cities (MIT Press, 1989), as well as numerous articles for academic and professional publications. She has recently completed the book Power at Ground Zero: Rebuilding After 9/11 (Oxford University Press, forthcoming).

Relevant Chief Executive Officer/BOD Experience
Dr. Sagalyn is a director and Chair of the audit committee of Blackstone Mortgage Trust, Inc. (NYSE), a public real estate investment trust that specializes in real estate lending.

Other
Dr. Sagalyn also serves on the audit committee of New York City Planned Parenthood and on the board of the Skyscraper Museum. In addition, she has also served on the New York City Board of Education Chancellor’s Commission on the Capital Plan, and the Advisory Board of Goldman Family Enterprises. She also serves on the board of directors of the Regional Plan Association of New York, an independent not-for-profit regional planning organization.

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Thomas W. Toomey

Extensive Real Estate Experience
Chief Executive Officer of UDR. Prior to heading UDR, Mr. Toomey held various senior positions, including Chief Operating Officer and Chief Financial Officer, with AIMCO (NYSE), a multifamily REIT peer. At AIMCO, Mr. Toomey was instrumental in transforming the company into the largest apartment owner in the U.S., growing its portfolio ten-fold over his tenure. Prior to AIMCO, Mr. Toomey served as a Senior Vice President with Lincoln Property Company, a multifaceted, national real estate firm, for five years.

Relevant Chief Executive Officer/BOD Experience
Chief Executive Officer of UDR. Mr. Toomey served on the board of directors and was a member of the audit committee of The Ryland Group, Inc. (NYSE), a home builder, from December 2013 until its merger with Standard Pacific in October 2015.

Other
As a leader in the real estate industry, Mr. Toomey is a Trustee, Governor and Board member of the Urban Land Institute (ULI), a member of the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), on the Executive Committee of the National Multi Housing Council (NMHC), is a member of The Real Estate Roundtable and is a Trustee of the Oregon State University Foundation.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast is required for the election of a director in an uncontested election. A majority of the votes cast means that the number of shares voted “for” a director’s election exceeds fifty percent of the total number of votes cast with respect to that director’s election. If an incumbent director does not receive a majority of the votes cast for his or her election, the director is required to tender his or her resignation for the consideration of the board. See “Corporate Governance Matters - Majority Voting Standard for Uncontested Director Elections.”

✓ Our board recommends that the
stockholders vote “FOR” the director nominees listed above.

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CORPORATE GOVERNANCE MATTERS
Corporate Governance Overview
We believe that effective and transparent corporate governance is critical to our long-term success and our ability to create value for our stockholders. We frequently review our corporate governance policies, monitor emerging developments in corporate governance and enhance our policies and procedures when our board determines that it would benefit our Company and our stockholders to do so.
We maintain a corporate governance page on our website that includes key information about UDR’s corporate governance, including our:

•	Statement on Corporate Governance;

•	Code of Business Conduct and Ethics;

•	Code of Ethics for Senior Financial Officers;

•	Related Person Transactions Policy;

•	Charter of the Audit Committee;

•	Charter of the Compensation Committee; and

•	Charter of the Governance Committee.
All of these documents can be found by accessing the “Investor Relations” page at ir.udr.com and then clicking on “Corporate Governance.” The documents noted above will also be provided without charge to any stockholder who requests them. Any changes to these documents, and any waivers granted by us with respect to our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial Officers, will be posted on our website.
We also monitor our corporate governance policies and practices to maintain compliance with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), rules of the SEC and the corporate governance rules of the NYSE. Our policies and practices meet, and in many cases exceed, the listing requirements of the NYSE, applicable SEC rules and the corporate governance requirements of the Sarbanes-Oxley Act and the Dodd-Frank Act, including:

•	The board has adopted clear corporate governance policies;

•	Nine of our ten board members are independent directors as defined by the NYSE;

•	The independent directors meet regularly without the presence of management;

•	All members of the Audit Committee, Compensation Committee and Governance Committee are independent directors;

•	The Chairman and the Vice-Chairman of the Board are independent directors;

•	The charters of the board committees clearly establish their respective roles and responsibilities;

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•	The board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees;

•	We have a Code of Ethics for Senior Financial Officers that applies to our senior financial officers; and

•
We have a hotline with a 1-800 number and a third-party anonymous reporting system at www.mysafeworkplace.com available to all employees, and our Audit Committee has procedures in place for the anonymous submission of any employee complaint, including those relating to accounting, internal controls or auditing matters. Instructions for making a report are published in the Corporate Governance subsection of the Investor Relations section of the Company’s website at ir.udr.com.

Majority Voting Standard for Uncontested Director Elections
Effective November 6, 2015, the board adopted amendments to the Company’s Amended and Restated Bylaws to implement a majority voting standard in uncontested director elections, which incorporates a director resignation policy for any director who does not receive the requisite vote. Under this majority voting standard, the affirmative vote of a majority of the votes cast is required for the election of a director in an uncontested election. A majority of the votes cast means that the number of shares voted “for” a director’s election exceeds fifty percent of the total number of votes cast with respect to that director’s election. If an incumbent director does not receive a majority of the votes cast for his or her election, the director is required to tender his or her resignation to the board. The board would then decide within 90 days following certification of the shareholder vote, through a process managed by the Governance Committee and excluding the nominee in question, whether to accept or reject the tendered resignation, or whether other action is recommended. The board would promptly publicly disclose its decision and rationale. If an incumbent director’s resignation is accepted by the board, then the board may fill the resulting vacancy or decrease the size of the board in accordance with the Bylaws. If a director's resignation is not accepted by the board, such director will continue to serve until his or her successor is duly elected and qualified, or his or her earlier death, resignation, retirement or removal. For the purposes of applying this majority voting standard, an election is considered “uncontested” if no stockholder provides notice of intention to nominate one or more candidates to compete with the boards’ nominees in the manner required by the Bylaws, or if any such stockholder or stockholders have withdrawn all such nominations at least ten (10) days prior to the filing our definitive proxy statement with the SEC. In any contested election, each director shall be elected by a plurality of votes cast, in which case each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Our Commitment to Stockholder Engagement
In 2015, we again demonstrated our commitment to stockholder engagement, communication and transparency. During the year, representatives of the Company had 175 meetings with holders of our common stock, representing more than 60% of the total number of shares of Common Stock outstanding.
Identification and Selection of Nominees for Directors
The Governance Committee serves as our nominating committee. Our Governance Committee works closely with our Chief Executive Officer (“CEO”) and the Chairman of the Board (who currently serves as Chairman of the Governance Committee) in recommending to the board criteria for open board positions, taking into account such factors as the Governance Committee deems important, including, among others, the current composition of the board, the range of talents, experiences, expertise and skills that would complement those already represented on the board and those that would help achieve the Company’s goals. In evaluating a nominee, the board, acting through our Governance Committee, will consider, among other things, whether a potential director nominee has the time available, in light of other business

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and personal commitments, to perform the responsibilities required for effective service on the board. The Governance Committee considers candidates that are suggested by members of the board, as well as management, our stockholders and any director search firm retained by the board or the Governance Committee, using the same criteria to evaluate all candidates.
The board believes its effectiveness is enhanced by being comprised of individuals with diverse backgrounds, skills and experience that are relevant to the role of the board and the needs of our business. Accordingly, the board, through the Governance Committee and in consultation with our CEO, will regularly review the changing needs of the business and the skills and experience resident in its members, with the intention that the board will be periodically “renewed” as certain directors rotate off and new directors are recruited. The board’s commitment to diversity and renewal will be tempered by the need to balance change with continuity and experience. The board believes that its commitment in this regard has been effective in establishing a board that consists of members with diverse backgrounds, skills and experience that are relevant to the role of the board and the needs of the business, and the board will continue to monitor the effectiveness of these efforts as part of its periodic self-assessment process.
Once a potential director nominee has been identified, the Governance Committee, in consultation with the Chairman of the Board and our CEO, will evaluate the prospective nominee against the specific criteria that has been established, as well as the standards and qualifications contained in our Statement on Corporate Governance. If it is determined based upon a preliminary review that a candidate warrants further consideration, members of the board, as appropriate, will interview the prospective nominee. After completing this evaluation and interview process, the board makes the final determination as to whether to nominate or appoint the new director.
In addition to any other applicable requirements, Section 2.11 of our Amended and Restated Bylaws (as amended on November 6, 2015) sets forth the procedures and requirements relating to nominations of directors by stockholders. Any stockholder who wishes to recommend a prospective nominee for consideration at our 2017 annual meeting of stockholders must submit specified information, including the following, no sooner than October 31, 2016 and no later than November 30, 2016:

•	Biographical information about the candidate, including the name, age, business address and residence address of the person;

•	The principal occupation or employment of the candidate, as well as the candidate’s previous and/or current memberships on all public company boards of directors;

•	The class and number of shares of our stock beneficially owned by the candidate, the date such shares were acquired and the investment intent of such acquisition;

•	Information concerning bankruptcy filings, criminal convictions, and certain civil actions by the SEC or other regulatory agencies involving the candidate or his or her affiliates;

•	Information regarding any agreements, understandings or arrangements between the candidate and any other person or persons with respect to the candidate’s nomination or our capital stock or business;

•
Any other information required to be disclosed about the candidate under the SEC's proxy rules (including the candidate's written consent to being named in the proxy statement and to serve as a director, if nominated and elected);

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•
The names and addresses of the stockholder(s) recommending the candidate for consideration and the class and number of shares of our stock beneficially owned by each, as well as certain information regarding hedge transactions, derivative instruments and other arrangements entered into by such stockholder(s) and certain related persons; and

•	Information regarding compensation and other material relationships between or among the nominating stockholder(s), certain related persons, and the proposed candidate.
Each proposed candidate also must submit a written questionnaire, representation and agreement specifically addressing agreements, arrangements or understandings that the candidate has with certain other persons, including with respect to voting commitments and compensation, as well as a representation and agreement to comply with our applicable policies, codes and guidelines. Such information should be sent to the attention of our Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.

Director Rotation and Retirement
Directors are elected annually to serve for a term until the next annual meeting of stockholders or until their successors are elected and qualified. The board does not impose arbitrary limits on the number of terms a director may serve. However, the Governance Committee will consider various criteria, including a director’s contribution to the board, in determining whether or not to recommend a director for re-election. Employee directors are required to resign as a director after ceasing to be an employee, unless the board asks them to continue to serve. The Chairman will refer the resignation to the Governance Committee for review. The board will decide, in light of the circumstances and the recommendation of the Governance Committee, the date at which the resignation will become effective. A vacancy created by a director’s retirement may be filled by a majority of the remaining directors in accordance with our bylaws. A director so appointed to fill the vacancy will stand for re-election at the first annual meeting of stockholders following that director’s appointment to the board if recommended for re-election by the Governance Committee. In addition, the Company requires that directors tender their resignation when they change employment or other significant organizational affiliations. The board then decides, in light of the circumstances and the recommendation of the Governance Committee, whether to accept such resignation.

Director Independence
The board’s policy is that a significant majority of its members should be independent directors (see our Statement on Corporate Governance, which is available on our website at ir.udr.com). Each year the board affirmatively determines whether each director has any material relationship with the Company (directly, or as a partner, stockholder or officer of an organization that has such a relationship with the Company), as defined under the NYSE listing standards and the Company’s director independence standards. The board has determined that all directors who served in 2015, and the directors who are standing for election at the annual meeting, are independent under both sets of standards, except Mr. Toomey, who is not independent because he is the Company’s Chief Executive Officer and President. Additional information about each of the directors standing for election is set forth under Proposal No. 1 in this proxy statement. In making these independence determinations, the board considered information submitted by the directors in response to directors’ questionnaires and information obtained from the Company’s internal records.

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Director Responsibilities and Obligations
Our directors have specific responsibilities and obligations arising from their service on the board and the Committees of the board, as described in the table below:

Responsibilities of the Board of Directors:
In addition to each director’s basic duties of care and loyalty, the board has separate and specific obligations under our Statement on Corporate Governance. Among other things, these obligations require directors to effectively monitor management’s capabilities, compensation, risk oversight, leadership and performance, without undermining management’s ability to successfully operate the business. In addition, the board and the board’s committees have the authority to retain outside legal, accounting or other advisors, as necessary, to carry out their responsibilities.

Director Education:
All directors are expected to be knowledgeable about the Company and its industry and to understand their duties and responsibilities as directors. The Company recognizes the importance of continuing education for directors and is committed to supporting continuing director education in order to enhance board and committee performance. We conduct periodic continuing education for directors and, at a director’s request, we will arrange for the director’s participation in cost-effective continuing education programs offered by third parties that are relevant to the director’s role as a board and committee member. All of our independent directors are expected to participate in orientation programs upon the recommendation of our Governance Committee. In addition, orientation sessions are conducted by senior management to familiarize directors with the Company’s strategic plans, significant financial, accounting and risk management issues, our compliance programs, our Code of Business Conduct and Ethics, and our principal officers, as well as our internal and external auditors.

Director Evaluations:
The board, acting through the Governance Committee, annually evaluates the effectiveness of the board collectively and of board members individually, and the performance of each standing board committee. The Governance Committee determines the appropriate means for this evaluation.

Committee Evaluations:	Each committee of the board annually evaluates the effectiveness and performance of each respective committee collectively and of the members of each respective committee individually.
Directors’ Share Ownership Guidelines:
Our Statement on Corporate Governance provides that each director is expected to develop a meaningful equity stake in our Company over time and that after the fifth anniversary of election to the board, each director is required to own shares of the Company’s common stock and/or LTIP Units (as described below) equivalent to not less than 5 times their respective annual cash retainer. Each of our directors is in compliance with our share ownership guidelines.

Board Attendance at Annual Meeting:
The board has adopted the following policy on director attendance at meetings: Absent extenuating circumstances, directors are expected to attend in person our annual meeting of stockholders, all regularly scheduled board and committee meetings and to participate telephonically in regularly scheduled board and committee meetings when they are unable to attend in person. All of our directors attended our 2015 annual meeting of stockholders.

Board Leadership Structure and Committees
The leadership structure of the board and information regarding the Audit, Compensation and Governance Committees is provided in the following table:

Board Leadership Structure:
We separate the roles of the Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for the board meetings and presides over meetings of the board. The board believes that the Chief Executive Officer offers the Company-specific expertise and extensive industry knowledge that is necessary as we seek to strengthen the quality of our portfolio, grow our cash flow to support dividend growth, increase our balance sheet strength and flexibility and maintain a great place to work and live, while our Chairman of the Board is able at the same time to lead the board’s efforts in oversight of the Company and its management.
As stated in our Statement on Corporate Governance, the board will exercise its discretion in combining or separating the offices of Chairman of the Board and Chief Executive Officer. The determination will be based on the board’s judgment of the best interests of the Company from time to time. If the offices of Chairman of the Board and Chief Executive Officer are combined, or if the Chairman does not qualify as an independent director, the board will designate a Lead Independent Director, who will chair the executive sessions of the board and have such other duties as the board deems appropriate. The name of the Lead Independent Director will be disclosed in our annual proxy statement. The board’s administration of its risk oversight function has not affected the board’s leadership structure.

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Independence of the Audit, Compensation and Governance Committees:
The Audit, Compensation and Governance Committees consist entirely of independent directors, as defined in the NYSE listing standards and the Company’s director independence standards. Each member of the Audit Committee and the Compensation Committee also satisfies the additional independence requirements set forth in rules under the Securities Exchange Act of 1934 and the NYSE listing standards.

Audit Committee Financial Expert:
Each member of the Audit Committee is financially literate, and the board has determined that each member of the Audit Committee is an “audit committee financial expert” within the meaning of the SEC’s regulations.

Executive Sessions of Independent Directors:
Our independent directors hold regularly scheduled executive sessions at which our independent directors meet without the presence of management. These executive sessions generally occur around regularly scheduled meetings of the board. The Chairman of the Board, or the Vice Chair in the Chairman’s absence, presides as chairman of these executive sessions. Both the Chairman of the Board and the Vice Chair are independent directors.

Compensation Committee Interlocks and Insider Participation:
The members of the Compensation Committee in fiscal 2015 included Jon A. Grove (Chairman), Robert A. McNamara, Mark A. Patterson and Lynne B. Sagalyn. Eric J. Foss served on the Compensation Committee until his term as a director expired at the 2015 annual meeting, and Katherine A. Cattanach served on the Compensation Committee until May 2015, when the new members of the Compensation Committee were elected. None of the members of the Compensation Committee during fiscal 2015, or as of the date of this proxy statement, is a former or current officer or employee of the Company or has any interlocking relationships as set forth in applicable SEC rules. In addition, during 2015 and through the date of this proxy statement, none of our executive officers has served as a member of the board or compensation committee of any other entity that has one or more executive officers serving as a member of our board or Compensation Committee.

Role of Compensation Committee and Compensation Consultants
Our Compensation Committee is responsible for developing and administering compensation programs for (1) our directors, (2) our executive officers, including base salaries and short-term and long-term incentive compensation plans, and (3) long-term incentive compensation plans for all of our associates. The members of the Compensation Committee meet each year in executive session, without the CEO present, to evaluate the performance of our CEO. Our CEO makes recommendations to, and consults with, the Compensation Committee with respect to the compensation for the executive officers who report directly to our CEO.
The Compensation Committee has the sole authority to retain and terminate any compensation consultants to be used to assist in establishing compensation for our executive officers and to approve such consultants’ fees and other retention terms. The Compensation Committee engaged FPL Advisory Group, or “FPL,” as its compensation consultant.
FPL reports directly to the Compensation Committee, and the Compensation Committee is free to replace FPL or to hire additional consultants from time to time. FPL does not have any conflict of interest with the Company, the members of the Compensation Committee or our executive officers. For more information regarding the Compensation Committee’s compensation consultants, see “Executive Compensation - Compensation Discussion and Analysis - Compensation Consultants.”

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Board of Directors and Committee Meetings
The board held eight meetings during fiscal 2015, including four meetings that were held by teleconference. No director attended fewer than 75% of the aggregate of (1) the total number of meetings of the board, and (2) the total number of meetings held by all committees of the board on which he or she served during fiscal 2015. The board has standing Audit, Compensation, Governance and Executive Committees to assist it in discharging its duties. Information regarding each committee is set forth below:

Committee	Members on 12/31/2015(1)		Key Functions	Number of Meetings in 2015
Audit	Robert P. Freeman(2) Katherine A. Cattanach Mary Ann King Mark R. Patterson	•	Assists the board in its general oversight of our accounting financial reporting process, audits of our financial statements, internal controls and internal audit functions	10
		•	Appointment, compensation and oversight of our independent auditors
		•	Represents and assists the board in its oversight of:
• the quality or integrity of our financial statements;
• our compliance with legal and regulatory requirements; and
• the performance of our internal audit department and independent auditors
		•	Discusses the adequacy and effectiveness of our internal controls over financial reporting
		•	Oversees our compliance with procedures and processes pertaining to corporate ethics and standards of business conduct
		•	Establishes procedures for the receipt, retention and treatment of complaints received concerning accounting, auditing, internal controls and financial reporting matters
		•	Oversees risk management policies and risk assessment
		•	Pre-approves all non-audit services to be provided to the Company by the independent auditors
Compensation	Jon A. Grove(2) Robert A. McNamara Mark R. Patterson Lynne B. Sagalyn	•	Administers and approves general compensation policies applicable to our key executive officers	5
		•	Reviews and approves compensation for the board and its committees
		•	Reviews and ensures the appropriate administration of our compensation and benefit plans, programs and policies
		•	Determines and approves the compensation of our CEO
		•	Sets annual objectives for, and evaluates the performance of, our CEO, with input from the board
		•	Reviews and recommends to the board short- and long-term compensation for the principal officers of the Company who report directly to our CEO
		•	Approves all employment and severance agreements for senior vice presidents and above
•
Develops and administers the contributions and awards, if any, under the 401(k) and profit sharing plans and management incentive programs and other management compensation, if any, including the long-term incentive plan

		•	Appoint and provide oversight of independent compensation consultants
Governance	James D. Klingbeil(2) Katherine A. Cattanach Robert P. Freeman Jon A. Grove Mary Ann King Robert A. McNamara Mark R. Patterson Lynne B. Sagalyn	•	Exercises general oversight of board governance matters	4
		•	Reviews the size, role, composition and structure of our board and its committees
		•	Reviews and evaluates the board and its members
		•	Serves as the nominating committee for board members
		•	Reviews and updates our Corporate Governance Policies
		•	Considers, develops and makes recommendations to the board regarding matters related to corporate governance
		•	Ensures that each committee conducts an annual assessment

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Committee	Members on 12/31/2015(1)		Key Functions	Number of Meetings in 2015
Executive	James D. Klingbeil(2) Lynne B. Sagalyn Thomas W. Toomey	•	Performs the duties and exercises the powers delegated to it by the board	0
		•	Meets only when board action on a significant matter is required and it is impractical or not feasible to convene a full meeting of the board
(1)	Eric J. Foss served on the Compensation Committee and the Governance Committee until his term as a director expired on May 21, 2015 at the 2015 annual meeting.
(2)	Committee Chair.
The Chairman of the Board is an ex-officio member of the Audit and Compensation Committees with the right to attend any Audit and Compensation Committee meeting, and has the right to vote on matters before the Audit and Compensation Committees in the case of a tie vote. In the event that the Chair of the Governance Committee is not also the Chairman of the Board, the Chairman of the Board will be an ex-officio member of the Governance Committee with the right to attend any Governance Committee meeting, and shall have voting rights in the case of a tie vote.

The Role of the Board in Risk Oversight
The board has oversight responsibility with respect to risk management and is not responsible for day-to-day management of risk, which is the responsibility of senior management. The board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, strategic and reputational risks. The Audit Committee, established in accordance with the applicable provisions of the Securities Exchange Act of 1934, assists the board in fulfilling its oversight responsibility by performing the following:

•
reviewing with management the Company’s major financial exposures, including risk exposure to floating rate debt and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment process and risk management policies and net financial funding requirements, including financial flexibility, balance sheet maturities and financial ratios;

•
reviewing and discussing with management, the internal auditors and the independent auditors, the Company’s policies with respect to risk assessment and risk management, including operational risks such as cybersecurity risk; and

•
establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Communicating with the Board
Our board provides a process for stockholders and all other interested parties to send communications to the board. Any stockholder and all other interested parties who wish to communicate with the board or any specific director, including the Chairman, may write to:

UDR, Inc. Attn: Board of Directors 1745 Shea Center Drive, Suite 200 Highlands Ranch, Colorado 80129-1540

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Depending on the subject matter of the communication, management will:

•	forward the communication to the director or directors to whom it is addressed (matters addressed to the Chairman of the Board will be forwarded unopened directly to the Chairman);

•
attempt to handle the inquiry directly where the communication does not appear to require direct attention by the board, or an individual member of the board, e.g., the communication is a request for information about the Company or is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Stockholders and all other interested parties may submit concerns regarding accounting matters via the Company’s third-party anonymous reporting system at www.mysafeworkplace.com or by calling 1-800-461-9330. Instructions for making a report are published in the Corporate Governance subsection of the Investor Relations section of the Company’s website at ir.udr.com.

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COMPENSATION OF DIRECTORS
The following table provides information concerning the compensation of our directors for fiscal 2015.

Director Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)(1)(2)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)(3)	Total ($) (h)
Katherine A. Cattanach	$65,000	$120,000	-0-	-0-	-0-	$4,180	$189,180
Eric J. Foss(4)	65,000	120,000	-0-	-0-	-0-	2,056	187,056
Robert P. Freeman(5)	72,500	120,000	-0-	-0-	-0-	6,706	199,206
Jon A. Grove	72,500	120,000	-0-	-0-	-0-	4,180	196,680
Mary Ann King(5)	29,918	55,467	-0-	-0-	-0-	707	86,092
James D. Klingbeil	100,000	210,000	-0-	-0-	-0-	10,797	320,797
Robert A. McNamara	65,000	120,000	-0-	-0-	-0-	4,180	189,180
Mark R. Patterson	65,000	120,000	-0-	-0-	-0-	4,180	189,180
Lynne B. Sagalyn	65,000	120,000	-0-	-0-	-0-	4,180	189,180
Thomas W. Toomey(6)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)
The dollar amount reflected in the “Stock Awards” column reflects the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of a grant of 3,826 shares (6,694 shares for a non-employee Chairman of the Board) of restricted common stock (priced at $31.37 per share, which was the closing sales price of our common stock on January 2, 2015, the date of grant), which vested on the anniversary date of the grant, as discussed below under “Director Compensation Table Discussion .”

(2)
The following table sets forth the restricted stock awards and non-qualified stock option awards outstanding as of December 31, 2015 for each of our non-employee directors. Mr. Toomey’s holdings are set forth under the heading “Executive Compensation” in this proxy statement. The restrictions relating to these awards are described in more detail below under the heading “Director Compensation Table Discussion - 2015 Director Compensation Program.”

Director	Restricted Stock Awards Outstanding*	Non-Qualified Stock Option Awards Outstanding
Katherine A. Cattanach	3,826	-0-
Robert P. Freeman	6,138	-0-
Jon A. Grove	3,826	-0-
Mary Ann King	2,549	-0-
James D. Klingbeil	9,883	-0-
Robert A. McNamara	3,826	-0-
Mark R. Patterson	3,826	-0-
Lynne B. Sagalyn	3,826	-0-

*
Restricted stock awards that were granted on January 4, 2016 pursuant to our 2016 independent director compensation program are not included in this table but are discussed below under “Director Compensation Table Discussion - 2016 Director Compensation Program.”

(3)	The dollar amount in this column includes dividends on all outstanding stock awards.

(4)	Mr. Foss's term as a director expired at the 2015 annual meeting.

(5)	Ms. King was appointed to the Board on July 16, 2015, and therefore she received a pro rata portion of the compensation provided for in the 2015 Director Compensation Program.

(6)
Mr. Toomey is our Chief Executive Officer and President. Because he is an employee of the Company, he receives no additional compensation for service as a director of the Company. His total compensation for 2015 is set forth below under the heading “Executive Compensation.”

Director Compensation Table Discussion
Our compensation program for independent directors is designed to attract and retain highly qualified board members who can work with senior management to establish key strategic goals in support of long-term stockholder value creation. The program consists of a combination of a cash retainer fee and a grant of equity awards. Total compensation was targeted at the median level of a diversified group of public REITs. The compensation program was set at competitive levels in recognition of the time commitments and responsibility levels associated with serving on public company boards within the current environment.
We review our independent director compensation annually to ensure that we are competitive and to allow us to recruit and retain qualified candidates to serve as directors of the Company.

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2015 Director Compensation Program
Retainer.  For 2015, each non-employee director then serving on the Board received an annual retainer fee of $65,000 ($100,000 for a non-employee Chairman of the Board). The chairpersons of each of the Audit and Compensation Committees received an annual retainer fee of $7,500. These fees were paid in January 2015.
Stock Grant.  On January 2, 2015, each non-employee director then serving on the Board also received a grant of $120,000 in value of shares of restricted stock ($210,000 for the non-employee Chairman of the Board) priced at $31.37 per share, which was the closing sales price of our common stock for January 2, 2015, the date of grant. The 3,826 shares of restricted stock (6,694 shares for the non-employee Chairman of the Board) vest on the anniversary of the date of grant. The non-employee directors receiving restricted stock are entitled to receive dividends during the vesting period; however, any unvested shares at the end of the one-year vesting period will be returned to us and cancelled.
2016 Director Compensation Program
LTIP Units. On December 4, 2015, the Compensation Committee approved an amendment to the 1999 Long Term Incentive Plan to provide for awards of LTIP Units of United Dominion Realty, L.P., a Delaware limited partnership, which we refer to as the “Operating Partnership.” The Company is the parent company and sole general partner of the Operating Partnership. As described below, the Company’s non-employee directors may elect to receive Class 1 LTIP Units. Subject to the conditions set forth in the Ninth Amendment to the Amended and Restated Agreement of Limited Partnership and subject to the vesting conditions specified with respect to the Class 1 LTIP Units, each Class 1 LTIP Unit may be converted, at the election of the holder, into a unit of limited partnership of the Operating Partnership (“OP Units”), and a holder of OP Units has the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the holder in exchange for a cash payment based on the market value of our common stock at the time of redemption. However, the Operating Partnership’s obligation to pay the cash amount is subject the prior right of the Company to acquire such OP Units in exchange for either the cash amount or shares of our common stock.
Retainer.  For 2016, each non-employee director then serving on the Board received an annual retainer fee of $80,000 ($120,000 for a non-employee Chairman of the Board). The chairpersons of each of the Audit and Compensation Committees received an annual retainer fee of $15,000. These fees were paid in January 2016.
The non-employee directors could elect to receive the cash portion of their 2016 compensation in cash, in all stock, or in a combination of cash, stock or Class 1 LTIP Units. Each of the non-employee directors has elected to receive a portion or all of their compensation in the form of LTIP units.
Stock Grant.  Each non-employee director then serving on the Board also received a grant of $135,000 in value of shares of restricted stock and/or Class 1 LTIP Units ($230,000 for the non-employee Chairman of the Board). For those non-employee directors who elected to receive restricted stock, the restricted stock was priced at $36.97 per share, which was the closing sales price of our common stock on January 4, 2016, the date of grant. The shares of restricted stock vest on December 31, 2016. The non-employee directors receiving restricted stock are entitled to receive dividends during the vesting period; however, any unvested shares at the end of the one-year vesting period will be returned to us and cancelled.
For those non-employee directors who elected to receive Class 1 LTIP Units, the Class 1 LTIP Units were priced at $36.77 per unit, the closing sales price of our common stock on February 4, 2016, the date of grant. The Class 1 LTIP Units vest on December 31, 2016.
Directors who are also employees of the Company receive no additional compensation for service as a director. All directors are reimbursed for expenses incurred in connection with attending a board meeting or committee meeting in accordance with our Director Expense Reimbursement Policy.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the shares of our common stock beneficially owned by (1) each of our directors, (2) the named executive officers, (3) all of our directors and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding voting stock. We have determined the beneficial ownership shown on this table in accordance with the rules of the SEC. Under those rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of March 18, 2016.

Amount and Nature of Beneficial Ownership
			Shares for Which Beneficial Ownership can be Acquired Within 60 Days(2)	Shares for Which Beneficial Ownership can be Acquired upon Redemption of Partnership Interests(3)
	Shares Beneficially Owned(1)					Total Beneficial Ownership
Name of Beneficial Owner						Number of Shares(2)(4)	Percent of Class(4)(5)
Thomas W. Toomey	1,191,743	(6)	1,868,423	—		3,060,166	1.14%
James D. Klingbeil	166,303	(7)	—	2,221,214	(7)	2,387,517	*
Warren L. Troupe	577,903		366,540	—		944,443	*
Jon A. Grove	482,308		—	—		482,308	*
Jerry A. Davis	193,922		—	—		193,922	*
Harry G. Alcock	127,645		—	—		127,645	*
Thomas M. Herzog	110,437		—	—		110,437	*
Lynne B. Sagalyn	94,137	(8)	—	—		94,137	*
Robert P. Freeman	93,404	(9)	—	—		93,404	*
Katherine A. Cattanach	54,123		—	—		54,123	*
Mark R. Patterson	8,983		—	—		8,983	*
Robert A. McNamara	7,651		—	—		7,651	*
Mary Ann King	2,549		—	—		2,549	*
Clint D. McDonnough	—		—	—		—	*
All directors and executive officers as a group (14 persons)	3,111,108		2,234,963	2,221,214		7,567,285	2.79%
Cohen & Steers, Inc.(10)	40,985,599		—	—		40,985,599	15.34%
The Vanguard Group(11)	38,462,670		—	—		38,462,670	14.40%
Vanguard Specialized Funds(12)	18,874,136		—	—		18,874,136	7.07%
BlackRock, Inc.(13)	31,212,719		—	—		31,212,719	11.68%
FMR LLC(14)	21,263,957		—	—		21,263,957	7.96%

*
Represents beneficial ownership of less than 1%, based on 267,139,066 shares of common stock outstanding as of March 18, 2016. On March 18, 2016, there were 2,796,903 shares of our Series E preferred stock and 16,452,496 shares of our Series F preferred stock outstanding.

(1)
In addition to the shares of common stock beneficially owned, Mr. Klingbeil is deemed to beneficially own indirectly 2,237,282 shares of our Series F preferred stock held by certain trusts, limited partnerships, limited liability companies and other entities, or 13.6% of our outstanding Series F preferred stock.

(2)	Assumes exercise in full of all options exercisable within 60 days of March 18, 2016.
(3)
Includes the number of shares of common stock into which OP Units of the Operating Partnership, beneficially owned by the person are redeemable if the Company elects to issue shares of common stock rather than pay cash on such redemption. The holder of the OP Units has the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the holder in exchange for a cash payment based on the market value of our common stock at the time of redemption. However, the Operating Partnership's obligation to pay the cash amount is subject to the prior right of the Company to acquire such OP Units in exchange for either the cash amount or shares of our common stock.

(4)
Such beneficial ownership calculations assume that all OP Units beneficially owned by the person indicated and outstanding as of March 14, 2016, are redeemed in exchange for shares of common stock (notwithstanding any holding period requirements or exchange rights). See Notes (3) and (7).

(5)
Based on 267,139,066 shares of common stock outstanding at the close of business on March 18, 2016. Shares issuable pursuant to options which are exercisable within 60 days of March 18, 2016, or upon redemption of the OP Units, are deemed outstanding for computing the percentage of the person holding such options or shares, but are not deemed outstanding for computing the percentage of any other person.

(6)	Includes 178,324 shares of common stock subject to a pledge by Mr. Toomey. Includes 110,000 shares of common stock indirectly held in a trust for Mr. Toomey’s children.

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(7)
Mr. Klingbeil is deemed to indirectly beneficially own 909,236 shares of common stock into which OP Units directly owned by certain trusts, limited partnerships, limited liability companies and other entities are redeemable if the Company elects to issue shares of common stock rather than pay cash on such redemption. Includes 575,000 OP Units and 17,663 shares of common stock owned directly by Mr. Klingbeil that were pledged as security for a line of credit, as well as 57,730 OP Units that were pledged as security for a line of credit by a company wholly-owned by Mr. Klingbeil.

(8)
Includes 1,296 shares of common stock held by Dr. Sagalyn’s husband and 540 shares of common stock owned in a trust for Dr. Sagalyn’s daughter, which shares Dr. Sagalyn may be deemed the beneficial owner of as a result of her shared power to vote and dispose of such shares. Dr. Sagalyn disclaims any beneficial ownership interest in such shares.

(9)	Includes 60,802 shares of common stock pledged in a margin account.
(10)
Beneficial ownership is as of December 31, 2015, as reflected in a statement on Schedule 13G filed by Cohen & Steers, Inc. (“C&S”) with the SEC on February 16, 2016. According to such Schedule 13G, C&S, a parent holding company, reported that it has sole voting power with respect to 26,152,737 shares of common stock and sole dispositive power with respect to 40,985,599 shares of common stock. Cohen & Steers Capital Management, Inc. (“CSCA”), a wholly-owned subsidiary of C&S and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, reported that it has sole voting power with respect to 25,890,146 shares and sole dispositive power with respect to 40,433,791 shares. Cohen & Steers UK Limited reported that it has sole voting power with respect to 262,591 shares and sole dispositive power with respect to 551,808 shares. The address for each of C&S and CSCA is 280 Park Avenue, 10th Floor, New York, New York 10017. The address for Cohen & Steers UK Limited is 21 Sackville Street, 4th Floor, London, United Kingdom W1S 3DN.

(11)
Beneficial ownership is as of December 31, 2015, as reflected in a statement on Schedule 13G filed by The Vanguard Group Inc. (“Vanguard”) with the SEC on February 11, 2016. Vanguard has its principal business office at 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Vanguard has the sole power to dispose of 37,960,714 shares owned and the sole power to vote or direct the voting of 639,573 shares owned. Vanguard has shared power to dispose of 501,956 shares of common stock owned, and the shared power to vote or direct the voting of 223,675 shares owned. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 172,293 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, is the beneficial owner of 796,943 shares as a result of serving as investment manager or Australian investment offerings.

(12)
Beneficial ownership is as of December 31, 2015, as reflected in the statement on Schedule 13G filed by Vanguard Specialized Funds - Vanguard REIT Index Fund (“Vanguard Specialized”) with the SEC on February 9, 2016. Vanguard Specialized has its principal business office at 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Vanguard Specialized has the sole power to vote or direct the voting of 18,874,136 shares of common stock owned.

(13)
Beneficial ownership is as of December 31, 2015, as reflected in a statement on Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 8, 2016. BlackRock has its principal business office at 55 East 52nd Street, New York, New York 10055. Blackrock has the sole power to dispose of 31,212,719 shares of common stock owned and the sole power to vote or direct the voting of 29,619,952 shares owned. BlackRock is the beneficial owner as a result of being a parent company or control person of the following subsidiaries, each of which holds less than 5% of the outstanding shares of common stock: BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Asset Management Schweiz AG, BlackRock Capital Management, BlackRock Financial Management, Inc., BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co Ltd, and BlackRock Life Limited. BlackRock Fund Advisors, a subsidiary of BlackRock, beneficially owns 5% or greater of the Company’s shares of common stock.

(14)
Beneficial ownership is as of December 31, 2015, as reflected in a statement on Schedule 13G filed by FMR LLC with the SEC on February 12, 2016. FMR LLC has its principal business office at 245 Summer Street, Boston, Massachusetts 02210. FMR LLC has sole power to dispose of 21,263,957 shares owned and the sole power to vote or direct the voting of 10,138,416 shares owned. According to the Schedule 13G, FMR LLC is the beneficial owner as a result of being a parent company or control person of the following subsidiaries, each of which holds less than 5% of the outstanding shares of common stock: FIAM LLC (formerly known as Pyramis Global Advisors, LLC; Fidelity Institutional Asset Management Trust Company (formerly known as Pyramis Global Advisors Trust Company); and Strategic Advisers, Inc. FMR Co., Inc., a subsidiary of FMR LLC, beneficially owns 5% or greater of the outstanding shares of the security class reported on the Schedule 13G. The Schedule 13G indicates that Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the family of Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees.

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EXECUTIVE OFFICERS
The following table sets forth information about our executive officers. The executive officers listed below serve in their respective capacities at the discretion of our Board of Directors.

Name	Age	Office	Since
Thomas W. Toomey	55	President, Chief Executive Officer, and Director	2001

Warren L. Troupe	62	Senior Executive Vice President	2008

Jerry A. Davis	53	Senior Vice President - Chief Operating Officer	2013

Thomas M. Herzog	53	Senior Vice President - Chief Financial Officer	2013

Harry G. Alcock	53	Senior Vice President - Asset Management	2010

Set forth below is certain biographical information about our executive officers. Mr. Toomey’s biographical information is provided in this proxy statement under the heading “Proposal No. 1 Election of Directors.”

Mr. Troupe oversees all financial, treasury, compliance and legal functions of the Company. He joined us in March 2008 as Senior Executive Vice President. In May 2008, he was appointed the Company’s Corporate Compliance Officer and in October 2008 he was named the Company’s Corporate Secretary. Prior to joining us, Mr. Troupe was a partner with Morrison & Forester LLP from 1997 to 2008. He currently serves as a member of the Executive Council of the National Multi Housing Council (NMHC), and is a member of the Pension Real Estate Association and the Urban Land Institute.

Mr. Davis oversees property operations, human resources and technology. He originally joined us in March 1989 as Controller and subsequently moved into Operations as an Area Director and in 2001 he accepted the position of Chief Operating Officer of JH Management Co., a California-based apartment company. He returned to the Company in August 2002 and, in 2013, Mr. Davis was promoted to Senior Vice President - Chief Operating Officer. He began his career in 1984 as a Staff Accountant for Arthur Young & Co. He currently serves as a member of the Executive Council of the NMHC.

Mr. Herzog oversees the areas of accounting, tax, financial planning and analysis, investor relations and SEC reporting. He joined us in January 2013 as Senior Vice President - Chief Financial Officer. Prior to joining the Company, Mr. Herzog served as Chief Financial Officer for Amstar, a Denver-based real estate investment company. From 2009 to 2011, Mr. Herzog served as Chief Financial Officer of HCP, Inc., an S&P 500 health care REIT. From 2004 to 2009, Mr. Herzog was with AIMCO where he began in the role of Senior Vice President and Chief Accounting Officer and then was promoted in 2005 to Executive Vice President and Chief Financial Officer. From 2000 to 2004, he served in the roles of Chief Accounting Officer & Global Controller and Finance Technical Advisor for GE Real Estate. Prior to joining GE Real Estate, Mr. Herzog was with Deloitte & Touche LLP for ten years, where he served in positions of increasing responsibility, including a two-year national office assignment in the real estate group.  He currently serves as a Board member of Tier REIT (NYSE: TIER).

Mr. Alcock oversees the Company’s acquisitions, dispositions, development, redevelopment and asset management. He joined us in December 2010 as Senior Vice President - Asset Management. Prior to joining the Company, Mr. Alcock was with AIMCO for over 16 years, serving most recently as Executive Vice President, co-Head of Transactions and Asset Management. He was appointed Executive Vice President and Chief Investment officer in 1999, a position he held through 2007. Mr. Alcock established and chaired AIMCO’s Investment Committee, established the portfolio management function and at various times led the property debt and redevelopment departments. He currently serves as a member of the Executive Council of the NMHC.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

In this section, we describe the material components of our executive compensation program for our NEOs, whose compensation is set forth in the 2015 Summary Compensation Table and other compensation tables contained in this Proxy Statement:

NAMED EXECUTIVE OFFICERS (NEOS)
•	Thomas W. Toomey, our Chief Executive Officer and President;	•	Thomas M. Herzog, our Senior Vice President and Chief Financial Officer; and
•	Warren L. Troupe, our Senior Executive Vice President;	•	Harry G. Alcock, our Senior Vice President - Asset Management.
•	Jerry A. Davis, our Chief Operating Officer;
We also provide an overview of our executive compensation philosophy and our executive compensation program. In addition, we explain how and why our Compensation Committee arrived at the specific compensation decisions involving the NEOs for fiscal year 2015.

2015 Performance Highlights
UDR experienced another year of superior growth in 2015. We took advantage of strong industry fundamentals to drive organic growth while also completing two significant and accretive transactions that demonstrated ingenuity and intelligent capital allocation. We continue to execute on our 2-Year Strategic Plan while providing best-in-class transparency and communication with the Street.

2015 Financial Performance*

5 Year Total Shareholder Return as of December 31, 2015

Total Return as of December 31, 2015
200%
150%
100%
50%
0%
-50%
2010
2011
2012
2013
2014
2015
UDR
FTSE NAREIT Equity REITS Total Return Index
S&P 500 Index

	5YR TSR
UDR	181%
FTSE NAREIT Equity REITS	125%
S&P 500 Index	108%

Full Year 2015 TSR Comparison
26%
14%
3%
1%
30%
20%
10%
0%
Full Year 2015 TSR
UDR
MF Peer Average
NAREIT Equity REITS
S&P 500

2015 Total Common Shareholder Return ($ millions)
$294 Dividends
$1,868 Share Price Appreciation

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*We present reconciliations of certain non-GAAP financial measures to their most directly comparable GAAP measures in "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Apartment Community Operations" in our 2015 Annual Report for a reconciliation of net income/loss reported under US generally accepted accounting principles (GAAP) to NOI, as well as additional information about this non-GAAP measure.

173rd Consecutive Dividend Paid
Our February 2016 dividend represented our 173rd consecutive quarterly dividend paid. We are committed to returning value to our shareholders and have increased our dividend 8.0% annually over the past 3 years.

2015 Operating Performance
The Company experienced strong operating performance in 2015 as seen below:
Executed Strategic Plan
Met or exceeded all 2015 objectives that were set forth in the Company’s 2-Year Strategic Plan presented in February 2015. For further information, please see the Investor Relations section of the Company’s website at ir.udr.com.

•
The 2-Year Plan provided investors and analysts a roadmap as to how the Company will execute its strategic priorities: investing in accretive growth projects, strong operations, healthy cash flow, dividend and NAV growth and maintaining a solid balance sheet.

•	Since the inception of the 2-Year Plan, UDR has a TSR of 77%, 23% above the Company’s multifamily peer average.

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Exceeded all Key Financial Metrics
Same-store revenue growth

•	Third best of the 9 multifamily peers in 2015 (AIV, AVB, CPT, EQR, ESS, MAA, MORE and PPS)(1).

•	Same-store revenue growth: 5.6%, exceeded the apartment peer average by 50bps.

•	Outperformed original 2015 guidance on all same-store metrics.
Same-store net operating income growth

•	Third best of the 9 multifamily peers in 2015.

•
Same-store net operating income (“NOI”) growth: 6.7% (see "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Apartment Community Operations" in our 2015 Annual Report for a reconciliation of net income/loss reported under US generally accepted accounting principles (GAAP) to NOI, as well as additional information about this non-GAAP measure).

•	Exceeded the apartment peer average by 70bps.

(1) AIV: Apartment Investment and Management Company; AVB: AvalonBay Communities, Inc.; CPT: Camden Property Trust; EQR: Equity Residential; ESS: Essex Property Trust, Inc.; MAA: Mid-America Apartment Communities, Inc.; MORE: Monogram Residential Trust; and PPS: Post Properties, Inc.

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2015 FFO, FFO as Adjusted and AFFO all exceeded midpoint of guidance ranges (see "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Funds from Operations, Funds from Operations as Adjusted, and Adjusted Funds from Operations" in our 2015 Annual Report for a reconciliation of net income/loss reported under US GAAP to FFO, FFO as Adjusted and AFFO, as well as additional information about these non-GAAP measures).

Delivered on Transactions

•
Acquired six communities located in Washington DC from Home Properties for $901 million in exchange for a combination of $565 million of common OP units issued at $35 per unit, assumption of $89 million of debt, $218 million of Section 1031 exchanges and $29 million in cash.

•
Entered into a joint venture with The Wolff Company to acquire a 48% ownership interest in five communities in Seattle and Southern California containing 1,533 apartment homes in various stages of development for $559 million, estimated to be completed in 2016 - 2018.

•
Sold eight operating communities with 3,359 apartment homes held by the Texas JV for a sales price of $400 million, generating proceeds to the company of $44 million and $10 million of promoted interest and disposition fee income.

•	Sold $409 million of non-core assets in 11 communities / 2,567 apartment homes and one core operating property with 168 apartment homes at an aggregate gain of $252 million.

•
Delivered the $218 million / 369 apartment home Pier 4 development at a spread of 2.4% to market cap rates. Upon stabilization, $136 million of incremental Net Asset Value over construction cost is expected to be produced or 62%.

•
Continue advancing the Company’s $670 million underway development pipeline and $567 million of stabilized, non-mature communities. In total, $450-550 million of incremental Net Asset Value is expected to be produced by the pipeline and stabilized, non-mature communities.

•	Expanded the MetLife relationship through four projects in California currently under development, comprising 1,173 apartment homes and a projected total cost of $650 million.
Continued to Improve Balance Sheet

•	Primary balance sheet metrics are better than or in line with the Company’s 2-Year Strategic Plan as set forth in February 2015.

Metric	Year-End 2015 Initial Forecast	Year-End 2015 Actual
Debt-to-Assets	36% to 38%	34.6%
Net Debt-to-EBITDA	5.8x to 6.2x	5.7x
Fixed Charge Coverage	3.6x to 4.0x	4.1x

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•	Received a senior unsecured credit upgrade from BBB to BBB+ from S&P Rating Services.

•	Raised $775 million of new equity at or above Consensus Net Asset Value, at a weighted average price of $34.49/share, net.

•
Amended unsecured revolving credit facility that increased the facility size from $900 million to $1.1 billion and extended the maturity date from December 2017 to January 2021, inclusive of a 1 year extension exercisable at the option of the borrower. Facility interest rate reduced 10 basis points.

•
Amended and consolidated $350 million of term loans outstanding under the same credit facility mentioned above. The loans were repriced to LIBOR plus 95 basis points from LIBOR plus 115 basis points and the maturity date was extended to January 2021.

Compensation Philosophy and Objectives
Our executive compensation program has four principal goals:

•	attract, retain and motivate effective executive officers;

•	align the interests of our executive officers with the interests of the Company and our stockholders;

•	incentivize our executive officers based on clearly defined performance goals and measures of successful achievement; and

•	align market competitive compensation with our short-term and long-term performance.
Our Compensation Committee determines the form and amount of compensation, as well as the overall structure of our executive compensation program. The compensation of our “named executive officers,” who are identified above, is comprised of a mix of base salary, short-term incentive compensation and long-term incentive compensation. The composition of our named executive officers’ compensation is determined based on the consideration of a number of factors described in more detail below, including a periodic review of relevant comparative market information.
Under our executive compensation program, as an executive officer’s level of responsibility increases with his or her relative ability to impact the long-term performance of the Company as a whole, a greater portion of that executive officer’s compensation is based on performance-based incentive compensation, and less is based on base salary, thereby creating the potential for greater variability in the executive officer’s compensation level from year to year. The mix, level and structure of the components of compensation generally reflect the executive officer’s role and relative impact on business results as well as competitive market practices.

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Our 2015 performance, including our 2015 performance relative to our peers, along with the individual performance of our named executive officers, including their contributions toward the achievements outlined below, served as key factors in determining compensation for 2015. Consistent with our variable pay-for-performance philosophy, the compensation mix for our CEO and the other named executive officers in 2015 placed a greater emphasis on performance-based incentive compensation, as demonstrated in the graphics below showing the breakdown of our CEO’s Total Direct Compensation for 2015 and our named executive officers’ Total Direct Compensation for 2015. For this purpose, the term “Total Direct Compensation” refers to total cash compensation (including salary and short-term incentive compensation) and the annualized value of target long-term incentive compensation.
Our 2015 Incentive Compensation Programs
The 2015 incentive compensation programs were focused on providing short-term and long term compensation based on rigorous performance objectives:

2015 SHORT-TERM INCENTIVE COMPENSATION: PERFORMANCE METRICS		2015 LONG TERM INCENTIVE COMPENSATION: PERFORMANCE METRICS
✓	FFO, as Adjusted per share	33.3%	FFO as Adjusted Growth versus Beginning of Year Guidance
✓	Same Store Revenues Percentile ranking of public apartment REITs by market	66.7%	3-Year Total Shareholder Return UDR TSR relative to Peer Average TSR
✓	Development/Redevelopment FFO Calculated as NOI plus capitalized interest	2015 TRANSITION COMPENSATION: PERFORMANCE METRICS
✓	Net Financial Funding Requirements	33.3%	FFO as Adjusted Growth versus Beginning of Year Guidance
✓	Net Transactions - Investments Acquisitions/Sales/Development/Redevelopment	66.7%	2-Year Total Shareholder Return UDR TSR relative to Peer Average TSR
Our short-term incentive compensation awards for 2015 were based on pre-determined weighting between Company performance and individual performance. Company performance (as measured by the applicable metrics set forth in the table above) was weighted equal to or more heavily than individual performance based on the extent to which a particular named executive officer has responsibility for, and influence over, the overall performance of the Company.

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The Compensation Committee implemented the 2015 LTI Program to further increase the alignment between the interests of our named executive officers, including our CEO, and our stockholders. Under the 2015 LTI Program, the outcome is more heavily weighted toward relative total shareholder return, increasing the weighting for this component from 50% in the 2014 LTI Program to 66.7% in the 2015 LTI Program. In addition, as described below, the Compensation Committee incorporated a multiple-year performance metric into the 2015 LTI Program, so that the relative Total Shareholder Return component is measured over a three-year performance period, which is significantly longer than the one-year performance period incorporated into the 2014 LTI Program.
The 2015 LTI program award opportunity for the three-year performance period commencing in 2015 has two separate tranches with different performance periods and vesting schedules, as follows: (i) 33.34% of the award opportunity has a FFO as Adjusted performance period of one year and will vest 50% at the one-year anniversary of the end of such performance period and 50% on the two-year anniversary thereof, and (ii) 66.66% of the award opportunity has a TSR performance period of three years and will vest 100% at the end of such three-year performance period.
The following table highlights some of the significant differences between the 2015 LTI Program and the long term incentive program for recent past years:

Feature	2012, 2013 and 2014 long-term equity incentive plan	2015 long-term equity incentive plan (excluding one-time transition grants)

Award Composition	Increases portion of annual award assigned to TSR metric
	50% FFO as Adjusted	33% FFO as Adjusted
	50% TSR	67% TSR

Performance Period	Moves from a one year to a three year TSR
	One Year FFO as Adjusted	One Year FFO as Adjusted
	One Year TSR	Three Year TSR

Performance Criteria	Same Performance metrics, but moves from one year TSR to three year TSR
	One Year FFO as Adjusted	One Year FFO as Adjusted
	One Year TSR	Three Year TSR

Vesting Based on satisfaction of performance condition	Shortens FFO as Adjusted vesting period and shifts to 3 year cliff vesting of 3 year TSR Metric
	FFO as Adjusted- ratable vesting over 3 years	FFO as Adjusted- ratable vesting over 2 years
	One Year TSR-ratable vesting over 3 years	Three Year TSR- cliff vesting at end of 3 years
In December 2014, when the Compensation Committee determined to change from a one year to a three year LTI Program, the Compensation Committee approved a one-time transition award opportunity commencing in 2015. This transition award opportunity was divided into two separate tranches with different performance periods and vesting schedules, as follows: (i) 33.34% of the award opportunity has a FFO as Adjusted performance period of one year and will vest 50% at the one-year anniversary of the end of such performance period and 50% on the two-year anniversary thereof, and (ii) 66.66% of the award opportunity has a TSR performance period of two years and will vest 100% at the end of such two-year performance period. The overall effect of this transition program is to ensure consistent award opportunity during the “phase-in” period for the 2015 LTI program described above.

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The following tables illustrate the operation of the 2015 LTI program as compared to the operation of our prior LTI program, and demonstrate how the 2015 transition grants provide a consistent award opportunity to executives during the 2015-2016 phase-in period using a $1M annual grant example:

					Vesting
	Grant Amount	Weighting	Granted	Measured	Year 1	Year 2	Year 3
Prior 2014 LTI Plan:
2014 Grant			2/4/2014	2/5/2015	33%	33%	33%
One-Year FFO as Adjusted	$500,000	50%			$166,667	$166,667	$166,667

					33%	33%	33%
One Year TSR	$500,000	50%			$166,667	$166,667	$166,667
Total Grant	$1,000,000				$333,333	$333,333	$333,333

2015 Grant	$1,000,000					333,333	333,333
2016 Grant	$1,000,000						333,333

Total 3 Year Vesting Oppotunity-2014 LTI Program					$333,333	$666,667	1,000,000

					Vesting
	Grant Amount	Weighting	Granted	Measured	Year 1	Year 2	Year 3
Current 2015 LTI Plan:

New Standard Grants:					50%	50%
2015 Grant			1/1/2015	2/5/2016
One-Year FFO as Adjusted	$333,333	33%			$166,667	$166,667
							100%
Three Year TSR	$666,667	67%					$666,667
Total Grant	$1,000,000				$166,667	$166,667	$666,667

2016 Grant	$1,000,000					$166,667	$166,667
2017 Grant	$1,000,000						$166,667

2015 One-Time Transaction Grants:
One-Year FFO as Adjusted	$166,667				$166,667
Two Year TSR	$333,333					$333,333
Total Transition Grants					$166,667	$333,333	$—
Total 3 Year Vesting Opportunity - 2015 LTI Program					$333,333	$666,667	$1,000,000
The transition program was designed based on advice from FPL, the independent consultant to the Compensation Committee.
Commencing in 2016, the Compensation Committee completed the transition to the standard three-year performance periods and award opportunities described above with regard to the 2015 LTI Program.

Say on Pay
Our stockholders have consistently supported our executive compensation program. At our 2015 Annual Meeting of Stockholders, over 89.6% of the votes cast were voted in favor of our resolution seeking advisory approval of our executive compensation. Over the last three years, stockholder support for our advisory vote on executive compensation has averaged 94% (with no year below 94%). While we have consistently had strong stockholder support for our executive compensation program, we do continue to engage in a dialogue with stockholders on executive compensation issues. We will continue to consider the outcome of future advisory votes on executive compensation when establishing the Company’s compensation programs and policies and making compensation decisions regarding our named executive officers.

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Our Compensation Best Practices

Our compensation policies and programs are built upon a strong foundation of corporate governance and compensation best practices, including:

WE DO:		WE DO NOT:
✓
Provide a significant portion of our named executive officers’ total compensation in the form of awards tied to our long-term strategy and our performance relative to key business and personal objectives and performance versus our peers.
		X	Have any employment agreements with our named executive officers.
✓	Require compliance with our Executive Stock Ownership Guidelines, which require that our executive officers own a specified number of shares of the Company’s common stock.	X
Permit any Company personnel, including our named executive officers, to engage in any short-term, speculative securities transactions, engage in short sales, buying or selling put or call options, trading in options (other than those granted by the Company) and engaging in hedging transactions.

✓	Have a Policy on Recoupment of Performance-Based Incentives, which applies to our executive officers, including our named executive officers, and their performance-based incentive compensation.	X	Permit purchasing securities on margin or pledging securities as collateral without prior approval.
✓	Have a Compensation Committee comprised entirely of independent directors and the Compensation Committee has retained its own independent compensation advisor.	X	Provide tax gross-ups for our named executive officers.
✓	Have a Compensation Committee that reviews external market considerations, as well as internal considerations and the long-term interests of our stockholders, when making compensation decisions.	X	Grant only time-vested restricted stock or options to our named executive officers, other than in limited circumstances such as the appointment of a new executive officer.
✓	Have the ongoing consideration and oversight by the Compensation Committee with respect to any potential risks associated with our incentive compensation programs.	X
Time the grants of stock options, restricted stock and other equity awards to coordinate with the release of material non-public information, or time the release of material non-public information for the purpose of affecting the value of any named executive officer compensation.

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Compensation Design and Philosophy
Our compensation philosophy is to attract and retain executive talent and to align the interests of our named executive officers with the interests of our stockholders by providing market competitive compensation that is tied to short-term and long-term performance goals set by the Compensation Committee. The compensation of our named executive officers is comprised of a mix of base salary, short-term incentive compensation and long-term incentive compensation. The Compensation Committee considers a variety of factors, including an executive officer’s role and responsibilities and the levels of compensation necessary to remain competitive, when determining the target amount of compensation for each of the named executive officers.
Consistent with this philosophy, our compensation programs are designed to further our strategic plan and our goal of increasing stockholder value by providing equitable economic motivation to our executive officers and other key employees. The compensation of each of our executive officers is influenced significantly by the executive officer’s individual performance as well as the Company’s overall performance, taking into account competitive pay practices. More specifically, our compensation program seeks to:

•	be grounded in the mission of our business and reflect key strategic imperatives and talent needs,

•	become a strategic advantage rather than simply a means for staying competitive,

•	provide appropriate incentives for the executive officers while aligning their interests with those of our stockholders,

•	provide market competitive compensation in order to attract, retain and reward experienced and highly-motivated executives who can contribute to our long-term growth and profitability,

•	focus executive officers on current and long-term business objectives and critical issues,

•	mitigate risk by emphasizing long-term compensation and financial performance measures correlated with growing stockholder value, and

•	remain consistent with our operating style, shared values, compensation history and overall culture.
The Compensation Committee
Our Compensation Committee is composed of independent directors and is responsible for developing and administering compensation programs for (1) our directors, (2) executive officers, including base salaries and short-term and long-term incentive compensation plans, and (3) long-term incentive compensation plans for all of our associates. The Board meets each year in executive session to discuss the individual director’s evaluation of the CEO. After the Board meets, the members of the Compensation Committee meet each year in executive session, without the CEO present, to evaluate the performance of our CEO. When evaluating the performance of our CEO, the Compensation Committee considers, among other materials, evaluations of our CEO that are provided by the members of the Board. Our CEO makes recommendations to, and consults with, the Compensation Committee with respect to the compensation for the executive officers who report directly to our CEO. The Compensation Committee, in consultation with our CEO, sets the base salaries for the year for these executive officers and approves salary ranges for other executive officers.
Compensation Consultants
The Compensation Committee has the sole authority to retain and terminate any compensation consultants to be used to assist in establishing compensation for our executive officers and to approve such consultants’ fees and other retention terms. The Compensation Committee selected FPL to serve as the Compensation Committee’s independent compensation consultant.

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FPL reports directly to the Compensation Committee and the Compensation Committee is free to replace FPL or to hire additional consultants from time to time. FPL does not have any conflict of interest with the Company, the members of the Compensation Committee or our executive officers.
As part of its engagement, FPL provided the Compensation Committee and our CEO with, among other things, analyses regarding market pay, which the Compensation Committee considered as part of its analysis of the compensation of our named executive officers. In addition, FPL reviewed the competitiveness of the pay levels of our named executive officers and certain other officers against pay levels for the diversified public REIT peer group, discussed below.
Consideration of Market Data
Consistent with the Company’s goal to provide compensation that remains competitive, the Compensation Committee considers the executive compensation practices of companies in a peer group selected by the Company in consultation with FPL as one of several factors used in setting compensation. The Compensation Committee does not target a specific percentile range within the peer group when determining a named executive officer’s compensation. Instead, the Compensation Committee uses the market data provided by the peer group as one of several reference points useful for determining the form and amount of compensation.
The Compensation Committee reviews the peer group annually. The companies comprising the peer group must be publicly traded REITs based in the United States and of a size and equity market capitalization that are comparable to UDR.

For 2015, the peer group, which we refer to herein as either the “diversified public REIT peer group” or the “peer group,” included the companies listed in the table below. The companies listed below consist of six apartment REITs and eleven comparably-sized REITs in other property sectors, recognizing that UDR competes with all REITs for executive talent and capital.

Peer Group Company (1)	NYSE Symbol	Equity Market Capitalization December 31, 2015 (2)	2015 Fiscal Year End Total Assets	NAREIT Property Sector
		(In millions)	(In millions)

Apartment Investment and Management Company	AIV	$6,262	$6,144	Apartments
AvalonBay Communities Inc.	AVB	$25,203	$16,931	Apartments
Camden Property Trust	CPT	$6,667	$6,038	Apartments
CBL & Associates Properties	CBL	$2,109	$6,480	Retail
DDR Corp.	DDR	$6,098	$4,752	Retail
Digital Realty Trust	DLR	$11,067	$11,451	Data Center
Duke Realty Corp.	DRE	$7,257	$6,917	Office
Equity Residential	EQR	$29,760	$23,157	Apartments
Essex Property Trust, Inc.	ESS	$15,809	$12,005	Apartments
Federal Realty Investment Trust	FRT	$10,143	$4,912	Retail
Host Hotels & Resorts, Inc.	HST	$11,530	$11,784	Lodging
Kimco Realty Corporation	KIM	$10,939	$11,344	Retail
Mid-America Apartment Communities, Inc.(3)	MAA	$7,226	$6,848	Apartments
The Macerich Company	MAC	$12,775	$11,259	Retail
Regency Centers Corporation	REG	$6,414	$4,191	Retail
SL Green Realty	SLG	$11,270	$19,858	Office
Taubman Centers, Inc.	TCO	$4,621	$3,563	Retail

Peer Average		$10,891	$9,861
Peer Median		$10,143	$6,917
UDR		$9,844	$7,664
UDR Rank (out of 18)		10	9

(1) Equity Market Capitalization based upon data from Thomson Reuters as of December 31, 2015.
(2) Mid-America Apartment Communities, Inc. replaced BRE Properties, Inc., which was acquired by Essex Property Trust.

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Use of Judgment
The Committee believes that the application of its collective experiences and judgment is as important to excellence in compensation as the use of data and formulae, and the Company’s compensation policies and practices as described herein reflect this belief. Market data provides an important tool for analysis and decision-making. However, the Committee believes that over-reliance on data can give a false illusion of precision. Consequently, the Committee also gives consideration and emphasis to an individual’s personal contributions to the organization, as well as his skill sets, qualifications and experience. We also value and seek to reward performance that develops talent within the Company, embraces the sense of urgency that distinguishes the Company and demonstrates the qualities of imagination and drive that enables a Company executive to resolve longer-term challenges, or important new issues. These and similar qualities and attributes are not easily correlated to typical compensation data, but also deserve and are given consideration and weight in reaching compensation decisions.
Components of Compensation
The mix, level and structure of the components of our named executive officers’ compensation generally reflect real estate industry practices, as well as the executive’s role and relative impact on business results consistent with our variable pay-for-performance philosophy. The mix of compensation elements for our named executive officers places relatively greater emphasis on at-risk incentive compensation, as compared with the median mix of compensation elements for the companies in our peer group. As an executive officer’s level of responsibility increases consistent with his or her relative ability to impact the long-term performance of the Company as a whole, a greater portion of the named executive officer’s compensation is based on performance-based incentive compensation and less on base salary, thereby creating the potential for greater variability in the individual’s compensation level from year to year.

The key components of our named executive officers’ compensation, base salary, short-term incentive compensation, and long-term incentive compensation, are described in more detail in the following table.

Compensation Component		Objectives Associated with the Compensation Component		Key Features of the Compensation Component
Base Salary	•	Designed to reward individual effort associated with job-related duties and to attract and retain talented executive officers for our Company.	•	Paid in cash.
			•	The Compensation Committee annually reviews and determines the base salary of our named executive officers in consultation with our CEO.
Short-Term Incentive Compensation	•
Designed to encourage outstanding individual and Company performance by motivating the named executive officers to achieve short-term Company and individual goals by rewarding performance measured against key annual strategic objectives and, for the CEO, using the independent directors’ evaluation of his performance towards achieving short-term goals.
			•	Depending on the particular executive officer, short-term incentive compensation may be in the form of cash, restricted stock and/or stock options.
•
The threshold, target and high dollar amounts for short-term incentive compensation are generally established in February each year, with the value of the award paid in February of the following year based upon an evaluation of achievement of goals established at the time the targets are set as part of approval of the Annual Business Plan and Two-Year Strategic Plan.

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Compensation Component		Objectives Associated with the Compensation Component		Key Features of the Compensation Component
Long-Term Incentive Compensation (“LTI”)	•
Our LTI compensation is designed to foster significant ownership of our common stock by our management, to align the interests of our management with the creation of stockholder value and to motivate our management to achieve long-term growth and success of our Company.
•
Our LTI compensation consists of equity awards which vest only if the Company meets pre-determined performance targets over a specific performance period established by the Compensation Committee. Equity awards may consist of one or a combination of any of the following: restricted stock; restricted stock units; LTIP units; and stock options.

•
The threshold, target and maximum dollar values for long-term incentive compensation are generally established at the commencement of the performance period and awarded in the form of restricted stock, restricted stock units, LTIP units and/or stock options, with the actual dollar value awarded determined at the end of the performance period based upon actual achievement of the goals established at the time the threshold, target and maximum dollar values are set. Each award vests in accordance with the terms established by the Compensation Committee. The 2015 LTI Program awards and the 2015 transition awards vest based upon the achievement of two quantitative performance objectives over one-, two- and three-year performance periods.

Base Salary.  In setting base salaries for named executive officers, the Compensation Committee considers the individual executive officer’s qualifications, experience level, performance against specific goals and the competitive market for qualified executives. In some cases, base salary for our named executive officers may vary from comparative levels of compensation for other executive officers, principally because of our greater emphasis on at-risk incentive compensation for our more senior executive officers, the current recruiting or retention markets for a particular position, or the tenure of a particular officer in his or her position.
Short-Term Incentive Compensation.  Short-term incentive compensation awards are based on pre-determined weighting between Company performance and individual performance. Company performance is weighted equal to or more heavily than individual performance based on the extent to which a particular named executive officer has responsibility for, and influence over, the overall performance of the Company, as the Compensation Committee seeks to provide a strong incentive for these named executive officers to maximize the Company’s performance.

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The annual performance metrics utilized for determining short-term incentive compensation are determined by the Compensation Committee in consultation with our CEO. The performance metrics that we utilized for 2015 compensation are as follows:

Performance Metric	Calculation Methodology
Funds From Operations (“FFO”), as Adjusted
The Company defines FFO, as adjusted, as FFO as reported, excluding the impact of acquisition-related costs and other non-recurring items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and taxable REIT subsidiary property, deferred tax valuation allowance increases and decreases, storm-related expenses, severance costs and legal costs. The Company defines FFO, as reported, as net income (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust’s definition issued in April 2002.

Development/Redevelopment FFO	The Company defines Development/Redevelopment FFO as the Net Operating Income, including retail NOI, plus capitalized interest from certain development and redevelopment projects.
Same Store Revenues
The Company defines “Same Store” as those communities stabilized as of a specific point in time. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year. Same Store Revenue is measured by the percentage of markets for which UDR’s Same Store revenue is at or above the median relative to its peers.

Net Financial Funding Requirements
The Company defines Net Financial Funding Requirements as projected year-end 2015 credit capacity less 2016-2017 net approved and expected to be approved development spend, and debt maturities with extensions. The benchmark is subsequently modified for changes in approved and likely to be approved development and redevelopment spend.

Net Transactions - Acquisitions/Sales/Development/Redevelopment
The Company defines Net Transactions - Acquisitions/Sales/Development/Redevelopment as the sum of total acquisitions including land and JV’s, development spend, and redevelopment spend less total dispositions including JV’s.

Long-Term Incentive Compensation.   Long-term incentive compensation is comprised of awards of restricted shares of our common stock, restricted stock units, LTIP units and/or stock options that are awarded if the Company meets specific performance targets. Long-term incentive compensation awards constitute the most significant component of our executive officers’ compensation, which closely aligns their long-term interests with the long-term interests of our stockholders, while mitigating potential risks related to our compensation programs.
Retirement Plans.  We have a Profit Sharing Plan (the “401(k) Plan”), which is a defined contribution plan covering all eligible full-time employees. Under the 401(k) Plan, the Company makes discretionary profit sharing and matching contributions to the plan as determined by the Compensation Committee. Details regarding matching contributions for our named executive officers are set forth below under the Summary Compensation Table. UDR does not have a pension plan, a SERP or any similar arrangements.
Perquisites and Other Benefits.  The primary perquisites that we offer to our named executive officers are Company-paid health insurance (including dental), life insurance, long-term disability insurance and accidental death and disability insurance. Our named executive officers participate in these benefit plans on the same terms as other employees. In addition to the group medical plans that we provide, we reimburse up to a maximum of $5,000 in expenses for annual physical exams for our named executive officers. To help us attract and retain qualified personnel, we also offer relocation benefits, but these benefits are individually negotiated when they occur.

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We review our policies with respect to perquisites on a regular basis to consider whether the perquisites should be maintained and whether, or to what extent, it may be appropriate for us to discontinue particular perquisites or to require repayment of the cost of perquisites. During 2015, we did not change our policies with respect to perquisites that we offer to our CEO and other named executive officers.

The Compensation of Our Named Executive Officers for 2015

Base Salaries
The base salaries for 2015 for our named executive officers were determined based on the individual executive officer’s qualifications, experience level, performance against specific goals and the competitive market for qualified executives. The base salaries for 2015 were determined to be as follows:

Short-Term Incentive Compensation

2015 Results.  The Company’s 2015 performance, as measured by the performance metrics utilized for determining short-term incentive compensation for the named executive officers, was as follows:

Performance Measure	Threshold	Target	High	2015 Result
FFO, as Adjusted per share	$1.57	$1.61	$1.65	$1.67
Same Store Revenues (percentage of markets where UDR is at or above the median relative to peer apartment REITs)	50%	60%	70%	71%
Development/Redevelopment FFO (calculated as NOI plus capitalized interest)	$31.1 million	$32.8 million	$34.4 million	$35.8 million
Net Financial Funding Requirements	$(420) million	$(320) million	$(220) million	$(83) million
Net Transactions - Acquisitions / Sales / Development / Redevelopment	$175 million	$200 million	$225 million	$885 million

Short-Term Incentive Compensation of CEO (Mr. Toomey).  The Compensation Committee established the following range for Mr. Toomey’s 2015 short-term incentive compensation:

•	with 70% based on the Company’s performance as measured by the four annual performance metrics that were weighted as described below, and

•	the remaining 30% based on his individual performance against the Board of Directors-approved leadership competencies and key performance objectives.

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For the purpose of determining Mr. Toomey’s short-term incentive compensation in 2015, the Compensation Committee realigned the relative weighting of Mr. Toomey’s performance based on quantifiable performance annual performance metrics and his performance based on individual performance factors from 50/50 to 70/30, thereby placing greater emphasis on the achievement of quantifiable performance metrics. The Compensation Committee determined that the above-referenced amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the CEO position, and these amounts provide a market competitive level of compensation for the CEO. The Compensation Committee also made a subjective determination that these amounts were appropriate to motivate Mr. Toomey to achieve short-term Company and individual goals and to help ensure Mr. Toomey’s continued service with the Company.
The annual performance metrics that were used for determining the 2015 short-term incentive compensation for Mr. Toomey were as follows:

Performance Measure	Weight	Threshold	Target	High	Actual
FFO, as Adjusted per share	40%	$1.57	$1.61	$1.65	$1.67
Same Store Revenues (percentage of markets where UDR is at or above the median relative to peer apartment REITs)	30%	50%	60%	70%	71%
Development/Redevelopment FFO (calculated as NOI plus capitalized interest)	20%	$31.1 million	$32.8 million	$34.4 million	$35.8 million
Net Financial Funding Requirements	10%	$(420) million	$(320) million	$(220) million	$(83) million
Mr. Toomey’s individual goals for 2015 were as follows:

(1)	set the vision and strategy for the company,
(2)	strategic planning, including policies on Balance Sheet, market investment and development scope,
(3)	leadership of the Company and promoting UDR's industry stature,
(4)	execution of Business Plan,
(5)	board relations,
(6)	development of a 2-year Business Plan and strategic vision,
(7)	communication - responding to a changing market,
(8)	resolving areas for which the board requests further discussion and analysis, and
(9)	management team development and succession.
In evaluating Mr. Toomey’s 2015 compensation, the Compensation Committee considered Mr. Toomey’s accomplishment of these goals.
In February 2016, the Compensation Committee awarded Mr. Toomey short-term incentive compensation in the amount of $1,800,000 for fiscal 2015, based on the Company’s performance against the annual performance metrics and his individual performance. Of the total amount, $1,260,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Toomey’s individual performance.

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Short-Term Incentive Compensation of Senior Executive Vice President (Mr. Troupe).  The Compensation Committee established the following range for Mr. Troupe’s 2015 short-term incentive compensation:

•	with 70% based on the Company’s performance as measured by the three annual performance metrics that were weighted as described below, and

•	the remaining 30% based on his individual performance.

The Compensation Committee determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the Senior Executive Vice President position, and these amounts provide a market competitive level of compensation for the Senior Executive Vice President. The Compensation Committee, in consultation with our CEO, also made a subjective determination that these amounts were appropriate to motivate Mr. Troupe to achieve short-term Company and individual goals and to help ensure Mr. Troupe’s continued service with the Company.
The annual performance metrics that were used for determining the 2015 short-term incentive compensation for Mr. Troupe were as follows:

Performance Measure	Weight	Threshold	Target	High	Actual
FFO, as Adjusted per share	50%	$1.57	$1.61	$1.65	$1.67
Net Financial Funding Requirements	30%	$(420) million	$(320) million	$(220) million	$(83) million
Net Transactions - Acquisitions / Sales / Development / Redevelopment	20%	$175 million	$200 million	$225 million	$885 million
Mr. Troupe’s individual goals for 2015 were as follows:

(1)	maintaining a flexible/strong balance sheet within existing Board policies,
(2)	transactions - assist in coordination of acquisitions/sales goals,
(3)	overseeing joint venture relationships,
(4)	overseeing completion of Business Plan financings,
(5)	compliance - oversee all risk, regulatory, internal audit and legal functions, and
(6)	legal/risk team - develop and review with the executive team the functions and adjust resources accordingly.
In February 2016, the Compensation Committee awarded Mr. Troupe short-term incentive compensation in the total amount of $1,350,000 for fiscal 2015, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $945,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Troupe’s individual performance.
In addition, in November 2015 the Board awarded Mr. Troupe an incremental bonus of $1 million in recognition of the complex execution and strategic contribution from the completion in 2015 of the West Coast joint venture and the Washington DC acquisition from Home Properties, and the 2015 disposition of non-core real estate properties. These three transactions totaled $2.3 billion (or 22% of our asset base). In addition, the transactions involved $502 million in new financings and significant tax complexity.

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Short-Term Incentive Compensation of Chief Operating Officer (Mr. Davis).  The Compensation Committee established a range for Mr. Davis’s 2015 short-term incentive compensation as follows:

•	with 70% based on the Company’s performance as measured by the three annual performance metrics that were weighted as described below, and

•	30% based on his individual performance.

The Compensation Committee determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the Chief Operating Officer position, and these amounts provide a market competitive level of compensation for the Chief Operating Officer. The Compensation Committee, in consultation with our CEO, also made a subjective determination that these amounts were appropriate to motivate Mr. Davis to achieve short-term Company and individual goals and to help ensure Mr. Davis’s continued service with the Company.
The annual performance metrics that were used for determining the 2015 short-term incentive compensation for Mr. Davis were as follows:

Performance Measure	Weight	Threshold	Target	High	Actual
FFO, as Adjusted per share	30%	$1.57	$1.61	$1.65	$1.67
Same Store Revenues (percentage of markets where UDR is at or above the median relative to peer apartment REITs)	40%	50%	60%	70%	71%
Development/Redevelopment FFO (calculated as NOI plus capitalized interest)	30%	$31.1 million	$32.8 million	$34.4 million	$35.8 million
The Compensation Committee, in consultation with our CEO, considered Mr. Davis’s individual performance in 2015 based on the accomplishment of his specific goals that included:

(1)	increasing cash flow to support dividend growth through operations and sales and marketing,
(2)	overseeing capital expenditures to maintain asset quality,
(3)	developing strategy and overseeing operations, information technology and human resource functions consisting of over 1,500 associates,
(4)	planning and execution of "Platform 2016" initiatives, which includes over 40 separate innovative initiatives to improve profit/resident service, and
(5)	maintaining a great place to work and live, considering human resources and resident satisfaction.
In February 2016, the Compensation Committee awarded Mr. Davis short-term incentive compensation in the total amount of $1,200,000 for fiscal 2015, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $840,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Davis’ individual performance.
In addition, in November 2015 the Board awarded Mr. Davis an incremental bonus of $1 million in recognition of the complex execution and strategic contribution from the completion in 2015 of the West Coast joint venture and the Washington DC acquisition from Home Properties, and the 2015 disposition of non-core real estate properties. These three transactions totaled $2.3 billion (or 22% of our asset base). In addition, the transactions involved $502 million in new financings and significant tax complexity.

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Short-Term Incentive Compensation of Chief Financial Officer (Mr. Herzog). The Compensation Committee established a range for Mr. Herzog’s 2015 short-term incentive compensation follows:

•	with 50% based on the Company’s performance as measured by the four annual performance metrics that were weighted as described below, and

•	the remaining 50% based on his individual performance.

The Compensation Committee determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the CFO position, and these amounts provide a market competitive level of compensation for the CFO. The Compensation Committee also made a subjective determination that these amounts were appropriate to motivate Mr. Herzog to achieve short-term Company and individual goals and to help ensure Mr. Herzog’s continued service with the Company.
The annual performance metrics that were used for determining the 2015 short-term incentive compensation for Mr. Herzog were as follows:

Performance Measure	Weight	Threshold	Target	High	Actual
FFO, as Adjusted per share	50%	$1.57	$1.61	$1.65	$1.67
Same Store Revenues (percentage of markets where UDR is at or above the median relative to peer apartment REITs)	15%	50%	60%	70%	71%
Development/Redevelopment FFO (calculated as NOI plus capitalized interest)	15%	$31.1 million	$32.8 million	$34.4 million	$35.8 million
Net Financial Funding Requirements	20%	$(420) million	$(320) million	$(220) million	$(83) million
Mr. Herzog’s individual goals for 2015 were as follows:

(1)	management of accounting, tax and compliance functions,
(2)	management of investor relations function and strategy,
(3)	financial planning and analysis,
(4)	assist in managing the balance sheet activities and policy compliance,
(5)	provide assistance to support financial execution of the Business Plan, and
(6)	review new investment process and make recommendations.
In February 2016, the Compensation Committee awarded Mr. Herzog short-term incentive compensation in the total amount of $1,050,000 for fiscal 2015, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $525,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Herzog’s individual performance.
In addition, in November 2015 the Board awarded Mr. Herzog an incremental bonus of $1 million in recognition of the complex execution and strategic contribution from the completion in 2015 of the West Coast joint venture and the Washington DC acquisition from Home Properties, and the 2015 disposition of non-core real estate properties. These three transactions totaled $2.3 billion (or 22% of our asset base). In addition, the transactions involved $502 million in new financings and significant tax complexity.

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Short-Term Incentive Compensation of Senior Vice President - Asset Management (Mr. Alcock).  The Compensation Committee established a range for Mr. Alcock’s 2015 short-term incentive compensation as follows:

•	with 70% based on the Company’s performance as measured by the three annual performance metrics that were weighted as described below, and

•	30% based on his individual performance.

The Compensation Committee, in consultation with our CEO, determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the Senior Vice President - Asset Management position, and these amounts provide a market competitive level of compensation for the Senior Vice President - Asset Management. The Compensation Committee, in consultation with our CEO, also made a subjective determination that these amounts were appropriate to motivate Mr. Alcock to achieve short-term Company and individual goals and to help ensure Mr. Alcock’s continued service with the Company.
The annual performance metrics that were used for determining the 2015 short-term incentive compensation for Mr. Alcock were as follows:

Performance Measure	Weight	Threshold	Target	High	Actual
FFO, as Adjusted per share	40%	$1.57	$1.61	$1.65	$1.67
Development/Redevelopment FFO (calculated as NOI plus capitalized interest)	40%	$31.1 million	$32.8 million	$34.4 million	$35.8 million
Net Transactions - Acquisitions / Sales / Development / Redevelopment	20%	$175 million	$200 million	$225 million	$885 million
The Compensation Committee, in consultation with our CEO, considered Mr. Alcock’s individual performance in 2015 based on the accomplishment of his specific goals that included:

(1)	strengthening the portfolio through sales and acquisitions,
(2)	overseeing redevelopment and asset quality initiatives,
(3)	overseeing the Company's $1.4 billion development program,
(4)	transactions - assist in coordination of acquisitions/sales goals, and
(5)	overseeing capital expenditures to maintain asset quality.
In February 2016, the Compensation Committee awarded Mr. Alcock short-term incentive compensation in the total amount of $1,125,000 for fiscal 2015, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $788,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Alcock’s individual performance.

In addition, in November 2015 the Board awarded Mr. Alcock an incremental bonus of $1 million in recognition of the complex execution and strategic contribution from the completion in 2015 of the West Coast joint venture and the Washington DC acquisition from Home Properties, and the 2015 disposition of non-core real estate properties. These three transactions totaled $2.3 billion (or 22% of our asset base). In addition, the transactions involved $502 million in new financings and significant tax complexity.

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2015 LTI Compensation
Long-Term Incentive Compensation.  Long-term incentive compensation, consisting of equity awards including restricted stock, restricted stock units, LTIP units and/or stock options, constitute the most significant component of our executive officers’ compensation, which closely aligns their long-term interests with the long-term interests of our stockholders, while mitigating potential risks related to our compensation programs.
2015 LTI Program. Recognizing the importance of measuring performance over longer periods of time for the purpose of seeking to further align the interests of our named executive officers’ with the interests of stockholders, in December 2014 the Compensation Committee determined that the 2015 LTI program should incorporate a three-year TSR performance goal (in place of the one-year performance period used in the 2014 LTI Program), as well as an increased weighting of the relative TSR goal from 50% to 67%. The Compensation Committee, after considering input provided by FPL, determined that this change in the LTI program was appropriate given that the Company’s major portfolio repositioning and balance sheet changes have largely been completed.
The 2015 LTI Program covers consecutive, rolling three-year tranches (each consisting of 36 months) for an indefinite period. The Compensation Committee intends to continue to make LTI awards in future years using the same general structure as the 2015 LTI Program. Under the terms of the 2015 LTI Program, our named executive officers were awarded restricted stock units with dividend equivalent rights based upon the achievement of specific performance objectives over the relevant performance period, and each of the awards are subject to specific vesting provisions that are based on the achievement of the applicable performance criteria. The 2015 LTI Program awards include performance metrics which focus on stockholder value creation and operating performance that align with the Company’s key strategic priorities. In particular, these awards focus on the Company’s performance as measured by FFO, as Adjusted (33.3%) and the Company’s relative TSR performance (66.7%), which is based on the Company’s TSR performance as compared to the median of the following comparable apartment REITs: Apartment Investment and Management Company, AvalonBay Communities, Inc., Camden Property Trust, Equity Residential, Essex Property Trust, Mid-America Apartment Communities, Inc., Monogram Residential Trust and Post Properties, Inc. These comparable REITs consist of public apartment REITs which have a minimum of $1 billion of total capitalization at the time the 2015 LTI Program commenced, and in order to be included in the TSR calculation the comparable REIT must be present for the entire performance period. To the extent a member of the peer group ceases to be a separate publicly traded company during the performance period, such member shall not be used in calculating the apartment peer group average. To the extent during the performance period a member of the peer group is the subject of an acquisition proposal or publicly reported speculation regarding acquisition, a going private transaction or other event and such event has an impact (positive or negative) on the member’s TSR, such member shall similarly not be used in calculating the apartment peer group average. The FFO, as Adjusted metric was selected and weighted for these awards to recognize the relative importance of FFO, as Adjusted growth in driving overall stockholder value, while the relative TSR performance metric was selected and weighted in order to underscore the overall importance of the return to the Company’s stockholders, and to align the interests of management with the interests of stockholders.
The portion of the award that is earned contingent on the achievement of the three-year relative TSR performance metric will cliff vest within 60 days following the conclusion of the performance period. The portion of the award that is contingent on the one-year FFO, as Adjusted performance metric will vest 50% within the 60 days upon conclusion of the performance period and 50% one year following the conclusion of the performance period. Participants in the 2015 LTI Program are not entitled to the receipt of dividends or distributions with respect to the Company’s common stock unless and until the relevant performance metric is achieved and the awards are therefore earned, If the award is earned, then the participant is entitled to the dividends and distributions that would have been paid had the number of earned awards

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been issued at the beginning of the performance period, and thereafter all dividends or distributions will be paid currently with respect to earned awards, whether vested or unvested.
The metrics utilized for the 2015 LTI Program awards are as follows:

Performance Metric	Weighting	Range	Metric	Payout	Actual Result
FFO as Adjusted Growth	33.3%	Threshold Target Above Target	$1.57 $1.61 $1.65	50% 100% 200%	$1.67
3 Year Total Shareholder Return (UDR TSR versus Peer Average in BPS)	67.7%	Threshold Target Maximum	-250 Median 400	50% 100% 200%	Because this is a 3 year metric, the result has not yet been determined
The 2015 LTI Program awards were granted to Messrs. Toomey, Troupe, Davis, Herzog and Alcock, in the following amounts:

	Total 2015 LTI Program Awards

	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$1,500,000	$3,000,000	$6,000,000	$2,000,000
Mr. Troupe	$550,000	$1,100,000	$2,200,000	$733,333
Mr. Herzog	$550,000	$1,100,000	$2,200,000	$733,333
Mr. Davis	$550,000	$1,100,000	$2,200,000	$733,333
Mr. Alcock	$550,000	$1,100,000	$2,200,000	$733,333

	1 Year FFO as Adjusted (33% of 2015 LTI Program Award)

	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$500,000	$1,000,000	$2,000,000	$2,000,000
Mr. Troupe	$183,333	$366,667	$733,333	$733,333
Mr. Herzog	$183,333	$366,667	$733,333	$733,333
Mr. Davis	$183,333	$366,667	$733,333	$733,333
Mr. Alcock	$183,333	$366,667	$733,333	$733,333

	2015-2017 TSR (67% of 2015 LTI Program Award)

	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$1,000,000	$2,000,000	$4,000,000	TBD
Mr. Troupe	$366,667	$733,333	$1,466,667	TBD
Mr. Herzog	$366,667	$733,333	$1,466,667	TBD
Mr. Davis	$366,667	$733,333	$1,466,667	TBD
Mr. Alcock	$366,667	$733,333	$1,466,667	TBD
2015 Transition Awards. As discussed under “Our Incentive Compensation Programs,” in recognition of the long transition period associated with the implementation of the 2015 LTI Program awards, which contemplate a three-year performance period for the relative TSR portion of the award and a one-year performance period for the smaller FFO, as Adjusted portion of the award, the Compensation Committee also determined, on a one-time basis, to award performance-based transition equity awards. The purpose of these transition awards is to alleviate the vesting shortfall that results from transitioning from the one-year performance period utilized in the 2014 LTI Program to the multi-year performance period utilized in the 2015 LTI Program. These transition awards provide for one- and two-year performance periods, respectively, utilizing the same performance criteria used for the 2015 LTI Program (FFO, as Adjusted for the one-year performance period awards and relative TSR performance for the two-year performance period awards). Upon achievement of the FFO, as Adjusted performance metric, the

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awards with a one-year performance period will vest pro-rata over a two-year period commencing 60 days after the conclusion of the performance period. Upon achievement of the relative TSR performance metric, the awards with a two-year performance period will vest 60 days after the conclusion of the performance period.
The metrics utilized for the 2015 Transition Awards are as follows:

Performance Metric	Range	Metric	Payout	Actual Result
FFO as Adjusted Growth	Threshold Target Above Target	$1.57 $1.61 $1.65	50% 100% 200%	$1.67
2 Year Total Shareholder Return (UDR TSR versus Peer Average in BPS)	Threshold Target Maximum	-250 Median 400	50% 100% 200%	Because this is a 2 year metric, the result has not yet been determined
Messrs. Toomey, Troupe, Davis, Herzog and Alcock each received the one-time transition awards in the following amounts:

	Total Transition Awards

	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$750,000	$1,500,000	$3,000,000	$1,000,000
Mr. Troupe	$275,000	$550,000	$1,100,000	$366,667
Mr. Herzog	$275,000	$550,000	$1,100,000	$366,667
Mr. Davis	$275,000	$550,000	$1,100,000	$366,667
Mr. Alcock	$275,000	$550,000	$1,100,000	$366,667

	1 Year FFO, as Adjusted

	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$250,000	$500,000	$1,000,000	$1,000,000
Mr. Troupe	$91,667	$183,333	$366,667	$366,667
Mr. Herzog	$91,667	$183,333	$366,667	$366,667
Mr. Davis	$91,667	$183,333	$366,667	$366,667
Mr. Alcock	$91,667	$183,333	$366,667	$366,667

	2015-2016 TSR

	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$500,000	$1,000,000	$2,000,000	TBD
Mr. Troupe	$183,333	$366,667	$733,333	TBD
Mr. Herzog	$183,333	$366,667	$733,333	TBD
Mr. Davis	$183,333	$366,667	$733,333	TBD
Mr. Alcock	$183,333	$366,667	$733,333	TBD
The “Stock Awards” column of the Summary Compensation Table on page 53 of this proxy statement reflects the aggregate grant date value of both the awards under the 2015 LTI Program and the 2015 transition awards. As a result, the amounts reported in the table are larger than amounts reported in the “Stock Awards” for both 2013 and 2014. The grant date fair value of the awards represents the current valuation of the 2015 LTI Program awards and the 2015 transition awards based on the assumptions regarding the achievement of the performance objectives in accordance with generally

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accepted accounting standards; however, it is possible that the performance objectives contemplated by the awards may not ultimately be achieved and the awards will not be earned by the named executive officers. A breakdown of the amounts reported as the grant date fair value of stock awards in the Summary Compensation Table is as follows:

Named Executive Officer	2015 LTI Program Award Grant Date Fair Value	2015 Transition Awards Grant Date Fair Value	Total Grant Date Fair Value of Stock Awards Reported
Mr. Toomey	$3,176,602	$1,573,637	$4,750,239
Mr. Troupe	1,164,754	577,000	1,741,754
Mr. Herzog	1,164,754	577,000	1,741,754
Mr. Davis	1,164,754	577,000	1,741,754
Mr. Alcock	1,164,754	577,000	1,741,754
2016 LTI Compensation
LTIP Units. In November of 2015, the Board approved a new class of partnership interests in the Operating Partnership, called “LTIP Units,” as a form of equity-based award for annual long-term incentive equity compensation. LTIP Units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes, meaning that initially they are not economically equivalent in value to a share of our common stock, but over time can increase in value to one-for-one parity with common stock by operation of special tax rules applicable to profits interests. LTIP Units are designed to offer executives a long-term incentive comparable to restricted stock or restricted stock units, while allowing them to enjoy a potentially more favorable income tax treatment. Each LTIP Unit awarded is deemed equivalent to an award of one share of common stock reserved under our 1999 Long Term Incentive Plan. The key difference between LTIP Units and restricted stock is that, at the time of award, LTIP Units do not have full economic parity with common units, but can achieve such parity over time upon the occurrence of specified events in accordance with partnership tax rules. Until and unless such parity is reached, the value that an executive will realize for a given number of vested LTIP units is less than the value of an equal number of shares of our common stock.
During the applicable performance period, holders of LTIP units will receive distributions equal to one-tenth (1⁄10th) of the amount of regular quarterly distributions paid on a unit, but will not receive any special distributions. After the end of the performance period, holders of earned LTIP units, both vested and unvested, will be entitled to receive distributions in an amount per LTIP unit equal to the distributions, both regular and special, payable on a common unit (which equal per share dividends (both regular and special) on our common stock). LTIP units awarded with time-based vesting conditions only, both vested and unvested, are entitled to receive distributions in an amount per LTIP unit equal to the distributions, both regular and special, payable on a common unit.
In February 2016, the named executive officers were permitted to elect to receive Class 2 LTIP Units in lieu of performance-based restricted stock units, and upon the elections of the named executive officers, the Compensation Committee awarded Class 2 LTIP Units to all of the named executive officers pursuant to the 2016 LTI Program. Subject to the conditions set forth in the Ninth Amendment to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership and subject to the vesting conditions specified with respect to each Class 2 LTIP Unit (described below), each Class 2 LTIP Unit may be converted, at the election of the holder, into an OP Unit of the Operating Partnership provided that such Class 2 LTIP Unit has been outstanding for at least two years from the date of grant. A holder of OP Units has the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the holder in exchange for a cash payment based on the market value of our common stock at the time of redemption. However, the Operating Partnership’s obligation to pay the cash amount is subject the prior right of the Company to acquire such OP Units in exchange for either the cash amount or shares of our common stock.
The Class 2 LTIP Units are granted at maximum, and will vest only to the extent that pre-established performance metrics are met for the applicable performance period, subject to continuing employment.

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The vesting of one-third of the Class 2 LTIP Units shall be determined based on the achievement of pre-determined FFO as Adjusted goals over a one-year period, with 50% of that portion of the award vesting on the determination date and 50% on the first anniversary of the determination date, while the vesting of two-thirds of the Class 2 LTIP Units will be determined based on the Company’s total shareholder return relative to the median total shareholder return of an apartment peer group over a three-year performance period, with that entire portion of the award vesting on the determination date. In this way, the vesting conditions for the Class 2 LTIP Units are comparable to the vesting conditions applicable to our performance-based restricted stock units. Consistent with the treatment of other equity awards under the 1999 Plan, upon a Class 2 LTIP Unit holder’s death or disability during his or her employment, or in the event of a change of control, all restrictions on outstanding awards shall lapse; otherwise, vesting shall cease upon the date that employment is terminated for any other reason. Holders of Class 2 LTIP Units have the same voting rights as limited partners holding partnership common units in the Operating Partnership, with the LTIP Units voting together as a single class with the partnership common units and having one vote per LTIP Unit, and holders of LTIP Units shall not be entitled to approve, vote on or consent to any other matter.
Severance, Change of Control and Other Arrangements
We provide a description of the change of control provisions and the death, disability and retirement provisions in our 1999 Long-Term Incentive Plan and our policy with respect to severance benefits, below under “Post-Employment Compensation - Severance, Change of Control and Other Arrangements.”

Advisory Vote on Executive Compensation
At the 2015 annual meeting of stockholders, the stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, with over 89.6% of votes cast in favor of the resolution. The Compensation Committee reviewed the final vote results for that resolution, and we have not made any changes to our executive compensation policies or decisions as a result of the vote. While the vote on the compensation of our named executive officers is advisory, and therefore not binding on the Company, the Compensation Committee or our board, our board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the named executive officer compensation, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We have determined that our stockholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. Accordingly, our board recommends that you vote “FOR” Proposal No. 3 at the annual meeting. For more information, see “Proposal No. 3 Advisory Vote on Executive Compensation” in this proxy statement.
Accounting and Tax Effects
The impact of accounting treatment is considered in developing and implementing our compensation programs generally, including the accounting treatment as it applies to amounts awarded or paid to our executives. The impact of federal tax laws on our compensation programs is also considered, including the deductibility of compensation paid to our named executive officers, as regulated by Section 162(m) of the Code.
Under Section 162(m) of the Code, we may not receive a federal income tax deduction for compensation paid to our CEO or any of the three other most highly compensated executive officers (other than the CFO) employed on the last day of the fiscal year to the extent that any of such persons receive more than $1,000,000 in compensation in the fiscal year. However, if we pay compensation that is “performance-based” under Section 162(m), we can receive a federal income tax deduction for the compensation paid even if such compensation exceeds $1,000,000 in a single year.

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Our 1999 Long-Term Incentive Plan has been designed to permit awards under the plan to qualify as “performance-based” and, therefore, compensation realized in connection with options and grants of restricted stock that qualify as performance-based are fully tax deductible on our federal income tax return. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible on our federal income tax returns.
The foregoing policy is subject to change as the Compensation Committee deems necessary from time to time to respond to economic conditions, meet competitive standards and to serve our objectives and our stockholders.
The impact of Section 409A of the Code is also taken into account. The 1999 Long-Term Incentive Plan has been designed to comply with the requirements of Section 409A of the Code so as to avoid possible adverse tax consequences that may result from noncompliance.
Equity Granting Process
Grants of stock options, restricted stock, restricted stock units, LTIP units and other equity awards to our executive officers and other employees are approved by the Compensation Committee at regularly scheduled meetings, or occasionally by unanimous written consent. If approval is made at a meeting, the grant date of the award is the date of the meeting; if approval is by unanimous written consent, the grant date of the award is the day the last Compensation Committee member signs the written consent.
We have no practice of timing grants of stock options, restricted stock, restricted stock units, LTIP units and other equity awards to coordinate with the release of material non-public information, nor have we timed the release of material non-public information for the purpose of affecting the value of any named executive officer compensation.

Stock Ownership Guidelines
To align the interests of our executive officers with the interests of our stockholders, each of our executive officers is required to comply with our Executive Stock Ownership Guidelines. These guidelines require our executive officers to own a specified number of shares of the Company’s common stock as determined by the executive officer’s position within four years of the date of the executive officer’s employment or appointment with the Company. The individual guidelines are as follows:

•	110,000 shares for the CEO and President,

•	50,000 shares for any Executive Vice President (or equivalent), and

•	20,000 shares for any Senior Vice President (or equivalent).
All of our named executive officers serving as of the end of 2015 are in compliance with the Executive Stock Ownership Guideline applicable to their position. The Governance Committee may, from time to time, re-evaluate and revise these guidelines to give effect to changes in the price of our common stock or our capitalization.
Stock that counts towards satisfaction of the ownership guidelines include:

•	shares owned outright by the participant or his or her immediate family members residing in the same household,

•	vested restricted stock, and

•	vested LTIP units.

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A copy of our Executive Stock Ownership Guidelines may be found on our corporate governance page on our website at ir.udr.com. To access the guidelines on our website, click on “Investor Relations” and then click on “Corporate Governance.”
Hedging, Pledging and Short-Term Speculative Transactions
We prohibit any Company personnel, including our named executive officers, from engaging in any short-term, speculative securities transactions, engaging in short sales, buying or selling put or call options, trading in options (other than those granted by the Company) and engaging in hedging transactions. We also prohibit purchasing securities on margin or pledging securities as collateral without prior approval.
Policy on Recoupment of Performance-Based Incentives
Our Compensation Committee adopted the Policy on Recoupment of Performance-Based Incentives, which applies to our executive officers, including our named executive officers, and their performance-based incentive compensation beginning with their compensation for the 2010 fiscal year. This policy provides that if the board determines that the Company’s financial statements are required to be restated as a result of fraud committed by an executive officer, the board may seek to recoup any portion of the performance-based awards that the executive officer would not have received if the Company’s financial results had been reported properly. The board administers the policy and determines, in its sole discretion, the amount of the performance-based award to be recouped.

Consideration of Risk
The Compensation Committee is aware of the consequences to companies that have not appropriately balanced risk and reward in executive compensation. The Compensation Committee believes that the emphasis on long-term performance in the 1999 Long-Term Incentive Plan results in an overall compensation program that does not reward excessive risk-taking for the Company. The Company’s compensation strategy is intended to mitigate risk by emphasizing long-term compensation and financial performance measures correlated with growing stockholder value rather than rewarding shorter performance and payout periods.

Our Compensation Committee believes that our executive incentive compensation arrangements do not encourage our executives to take unnecessary or excessive risks that could threaten the value of our Company. While performance-based compensation constitutes a significant percentage of our executives’ overall total compensation and thereby the Compensation Committee believes motivates our executives to help fulfill our corporate mission and vision, including specific and focused Company performance objectives, the non-performance based compensation, for most executives for most years, is also a sufficiently high percentage of overall total compensation that the Compensation Committee does not believe that unnecessary or excessive risk taking is encouraged by the performance-based compensation. In addition, a significant portion of executive’s performance-based compensation is in the form of long-term equity incentives, which do not encourage unnecessary or excessive risk because they generally are performance-based and vest over a multiple-year period of time, thereby focusing the executives on our Company’s long-term interests. In order to align the interests of our executive officers with the interests of our stockholders, each of our executive officers is required to comply with our Executive Stock Ownership Guidelines. Further, the Compensation Committee has adopted the Policy on Recoupment of Performance-Based Incentives as a means of discouraging unnecessary or excessive risk taking.

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Compensation Committee Report
Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis beginning on page 25 of this proxy statement. Based on such review and discussions, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION AND MANAGEMENT
DEVELOPMENT COMMITTEE
Jon A. Grove, Chair
Robert A. McNamara
Mark R. Patterson
Lynne B. Sagalyn

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Compensation of Executive Officers

The executive officers named in the table below are referred to in this proxy statement as the “named executive officers.” The table below summarizes for each of the named executive officers the compensation amounts paid or earned for the fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change In Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Thomas W. Toomey(2)	2015	$800,000	-0-	$4,750,239	-0-	$1,800,000	-0-	$16,485	$7,366,724
Chief Executive	2014	$750,000	-0-	$3,674,581	-0-	$1,975,000	-0-	$15,511	$6,415,092
Officer and President	2013	$750,000	-0-	$3,778,596	-0-	$1,920,000	-0-	$12,328	$6,460,924

Warren L. Troupe(3)	2015	$500,000	-0-	$1,741,754	-0-	$2,350,000	-0-	$19,293	$4,611,047
Senior Executive Vice	2014	$475,000	-0-	$1,377,959	-0-	$1,272,000	-0-	$22,336	$3,147,295
President	2013	$450,000	-0-	$1,416,976	-0-	$1,320,000	-0-	$20,504	$3,207,480

Jerry A. Davis(4)	2015	$450,000	-0-	$1,741,754	-0-	$2,200,000	-0-	$22,233	$4,413,988
Chief Operating	2014	$400,000	-0-	$1,377,959	-0-	$1,173,000	-0-	$21,340	$2,972,299
Officer	2013	$325,000	-0-	$1,133,577	-0-	$1,100,000	-0-	$24,462	$2,583,039

Thomas M. Herzog(5)	2015	$450,000	-0-	$1,841,759	-0-	$2,050,000	-0-	$19,293	$4,361,052
Senior Vice President	2014	$400,000	-0-	$1,102,377	-0-	$1,106,000	-0-	$20,478	$2,628,855
and Chief Financial	2013	$330,000	-0-	$1,150,595	-0-	$1,005,000	-0-	$11,333	$2,496,927
Officer

Harry G. Alcock(6)	2015	$450,000	-0-	$1,741,754	-0-	$2,125,000	-0-	$18,695	$4,335,449
Senior Vice	2014	$400,000	-0-	$1,286,114	-0-	$1,000,000	-0-	$16,542	$2,702,656
President -	2013	$325,000	-0-	$1,322,510	-0-	$1,075,000	-0-	$16,580	$2,739,090
Asset Management

(1)
The dollar amounts reflected in the “Stock Awards” column represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of grants of shares that vest over multiple years. The dollar amounts reflected in the “Option Awards” column represent the aggregate grant date fair value of the option awards, computed in accordance with FASB ASC Topic 718. For information regarding the valuation assumptions used in computing grant date fair value, refer to the note entitled “Employee Benefit Plans” in the Notes to our Consolidated Financial Statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2015, 2014 and 2013, as applicable.

(2)
“Stock Awards” for 2015 includes the aggregate grant date fair value of restricted shares of our common stock awarded under the Company’s long term incentive program. The threshold, target and maximum for this award were determined in February 2015, and the amount of the award was determined in February 2016 based upon the achievement of the performance metrics. The maximum amount of the award was $9,000,000. “All Other Compensation” includes $5,835 for Company paid health insurance (including dental) in 2015, $5,000 for Company paid life insurance, accidental death and disability insurance and disability insurance in 2015 and $5,650 for the Company funded non-discretionary 401(k) Plan matching contribution.

(3)
“Stock Awards” for 2015 includes the aggregate grant date fair value of restricted shares of our common stock awarded under the Company’s long term incentive program. The threshold, target and maximum for this award were determined in February 2015, and the amount of the award was determined in February 2016 based upon the achievement of the performance metrics. The maximum amount of the award was $3,300,000. “All Other Compensation” includes $6,343 for Company paid health insurance (including dental) in 2015, $5,000 for Company paid life insurance, accidental death and disability and disability insurance in 2015 and $7,950 for the Company funded non-discretionary 401(k) Plan matching contribution.

(4)
“Stock Awards” for 2015 includes the aggregate grant date fair value of restricted shares of our common stock awarded under the Company’s long term incentive program. The threshold, target and maximum for this award were determined in February 2015, and the amount of the award was determined in February 2016 based upon the achievement of the performance metrics. The maximum amount of the award was $3,300,000. “All Other Compensation” includes $9,283 for Company paid health insurance (including dental) in 2015, $5,000 for Company paid life insurance, accidental death and disability and disability insurance in 2015 and $7,950 for the Company funded non-discretionary 401(k) Plan matching contribution.

(5)
“Stock Awards” for 2015 includes the aggregate grant date fair value of restricted shares of our common stock awarded under the Company’s long term incentive program. The threshold, target and maximum for this award were determined in February 2015, and the amount of the award was determined in February 2016 based upon the achievement of the performance metrics. The maximum amount of the award was $3,300,000. “All Other Compensation” includes $6,343 for Company paid health insurance (including dental) in 2015, $5,000 for Company paid life insurance, accidental death and disability and disability insurance in 2015 and $7,950 for the Company funded non-discretionary 401(k) Plan matching contribution.

(6)
“Stock Awards” for 2015 includes the aggregate grant date fair value of restricted shares of our common stock awarded under the Company’s long term incentive program. The threshold, target and maximum for this award were determined in February 2015, and the amount of the award was determined in February 2016 based upon the achievement of the performance metrics. The maximum amount of the award was $3,300,000. “All Other Compensation” includes $9,254 for Company paid health insurance (including dental) in 2015, $5,000 for Company paid life insurance, accidental death and disability and disability insurance in 2015 and $4,441 for the Company funded non-discretionary 401(k) Plan matching contribution.

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Grants of Plan-Based Awards Table

The following table provides information concerning each grant of a plan-based award made to a named executive officer in the 2015 fiscal year.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (j)	All Other Option Awards: Number of Securities Underlying Options (#) (k)	Exercise or Base Price of Option Awards ($/Sh) (l)	Grant Date Fair Value of Stock and Option Awards (m)
Name (a)	Award Type (b)	Grant Date (c)	Threshold ($) (d)	Target ($) (e)	Maximum ($) (f)	Threshold (#) (g)	Target (#) (h)	Maximum (#) (i)

Thomas W. Toomey	STI	2/5/2015	$600,000	$1,200,000	$1,800,000				—	—	—
	LTI	2/5/2015				71,725	143,449	286,898	—	—	—	$4,750,239
Warren L. Troupe	STI	2/5/2015	$450,000	$900,000	$1,350,000				—	—	—
	LTI	2/5/2015				26,299	52,598	105,196	—	—	—	$1,741,754
Jerry A. Davis	STI	2/5/2015	$400,000	$800,000	$1,200,000				—	—	—
	LTI	2/5/2015				26,299	52,598	105,196	—	—	—	$1,741,754
Thomas M. Herzog	STI	2/5/2015	$350,000	$700,000	$1,050,000				—	—	—
	LTI	2/5/2015				26,299	52,598	105,196	2,987	—	—	$1,841,759
Harry G. Alcock	STI	2/5/2015	$375,000	$750,000	$1,125,000				—	—	—
	LTI	2/5/2015				26,299	52,598	105,196	—	—	—	$1,741,754

Narrative Disclosure to Summary Compensation
Table and Grants of Plan-Based Awards Table
Long Term Incentive Compensation
The Compensation Committee implemented the 2015 LTI Program to further increase the alignment between the interests of our named executive officers. The 2015 LTI program award opportunity for the three-year performance period commencing in 2015 has two separate tranches with different performance periods and vesting schedules, as follows: (i) 33.34% of the award opportunity has a FFO as Adjusted performance period of one year and will vest 50% at the one-year anniversary of the end of such performance period and 50% on the two-year anniversary thereof, and (ii) 66.66% of the award opportunity has a TSR performance period of three years and will vest 100% at the end of such three-year performance period.
The Compensation Committee also approved a one-time transition award opportunity commencing in 2015. This transition award opportunity was divided into two separate tranches with different performance periods and vesting schedules, as follows: (i) 33.34% of the award opportunity has a FFO as Adjusted performance period of one year and will vest 50% at the one-year anniversary of the end of such performance period and 50% on the two-year anniversary thereof, and (ii) 66.66% of the award opportunity has a TSR performance period of two years and will vest 100% at the end of such two-year performance period. The overall effect of this transition program is to ensure consistent award opportunity during the “phase-in” period for the 2015 LTI program described above.
The recipients of awards under the 2015 LTI Program will receive dividend equivalents on the awards during the restricted period, which dividends shall be automatically deemed reinvested into additional shares of stock through the vesting date.
See “Compensation Discussion and Analysis - The Compensation of Our Named Executive Officers for 2015 - LTI Compensation.”
Matching 401(k) Contributions
In 2015, Messrs. Toomey, Troupe, Davis, Herzog and Alcock each received a non-discretionary 401(k) matching contribution made by us in the amount of $5,650, $7,950, $7,950, $7,950 and $4,441, respectively. In 2014, Messrs. Toomey, Troupe, Davis and Herzog each received a non-discretionary 401(k) matching contribution made by us in the amount of $3,238, $9,358, $4,760 and $7,500, respectively.

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In 2013, Messrs. Troupe and Davis each received a non-discretionary 401(k) matching contribution made by us in the amount of $7,500.
Outstanding Equity Awards at 2015 Fiscal Year-End
The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of the end of the 2015 fiscal year.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Option (#) Exercisable	Number of Securities Underlying Unexercised Option (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Thomas W. Toomey	187,751	--	--	$24.38	2/7/18	54,282	$2,039,375	--	--
	1,680,672	--	--	$10.06	2/12/19	--	--	32,926	$1,237,014
						--	--	65,848	2,473,916
						--	--	16,464	618,545
						--	--	32,926	1,237,014
Warren L. Troupe	216,540	--	--	$24.38	3/3/18	20,354	$764,700	--	--
	150,000	--	--	$10.06	2/12/19	--	--	12,073	$453,599
						--	--	24,145	907,124
						--	--	6,037	226,819
						--	--	12,073	453,600
Jerry A. Davis						4,238	$159,222	--	--
						20,354	764,700	--	--
						--	--	12,073	453,599
						--	--	24,145	907,124
						--	--	6,037	226,819
						--	--	12,073	453,600
Thomas M. Herzog						4,305	$161,751	--	--
						16,285	611,827	--	--
						2,987	112,222	--	--
						--	--	12,073	$453,599
						--	--	24,145	907,124
						--	--	6,037	226,819
						--	--	12,073	453,600
Harry G. Alcock						8,475	$318,406	--	--
						18,998	713,755	--	--
						--	--	12,073	$453,599
						--	--	24,145	907,124
						--	--	6,037	226,819
						--	--	12,073	453,600

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The following table provides grant and vesting dates as of December 31, 2015 for each of the unvested stock awards listed in the table above.

	Grant Date	Unvested Shares	Vesting Date

Thomas W. Toomey	2/8/2014	54,282	vests on 12/31/2016
	1/2/2015	32,926	1/2 vests on each of 2/15/2016 and 2/15/2017
	1/2/2015	16,464	vests on 2/15/2016
	1/2/2015	32,926	vests on 2/2017
	1/2/2015	65,848	vests on 2/2018
Warren L. Troupe	2/8/2014	20,354	vests on 12/31/2016
	1/2/2015	12,073	1/2 vests on each of 2/15/2016 and 2/15/2017
	1/2/2015	6,037	vests on 2/15/2016
	1/2/2015	12,073	vests on 2/2017
	1/2/2015	24,145	vests on 2/2018
Jerry A. Davis	2/8/2013	4,238	1/2 vests on each of 2/8/2016 and 2/8/2017
	2/8/2014	20,354	vests on 12/31/2016
	1/2/2015	12,073	1/2 vests on each of 2/15/2016 and 2/15/2017
	1/2/2015	6,037	vests on 2/15/2016
	1/2/2015	12,073	vests on 2/2017
	1/2/2015	24,145	vests on 2/2018
Thomas M. Herzog	1/1/2013	4,305	1/2 vests on each of 1/1/2016 and 1/1/2017
	2/8/2014	16,285	vests on 12/31/2016
	2/5/2015	2,987	1/4 vests on each of 1/2/2016, 1/2/2017, 1/2/2018 and 1/2/2019
	1/2/2015	12,073	1/2 vests on each of 2/15/2016 and 2/15/2017
	1/2/2015	6,037	vests on 2/15/2016
	1/2/2015	12,073	vests on 2/2017
	1/2/2015	24,145	vests on 2/2018
Harry G. Alcock	2/10/2012	8,475	vests on 2/8/2016
	2/8/2013	18,998	vests on 12/31/2016
	1/2/2015	12,073	1/2 vests on each of 2/15/2016 and 2/15/2017
	1/2/2015	6,037	vests on 2/15/2016
	1/2/2015	12,073	vests on 2/2017
	1/2/2015	24,145	vests on 2/2018
Option Exercises and Stock Vested
The following table provides information concerning exercise of stock options and vesting of stock during the 2015 fiscal year for each of the named executive officers.

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Thomas W. Toomey	--		208,690	$7,569,876
Warren L. Troupe	--		74,802	$2,727,018
Jerry A. Davis	14,639	$109,793	81,961	$2,922,156
Thomas M. Herzog	--		57,454	$2,078,549
Harry G. Alcock	--		76,401	$2,758,006

Pension Benefits Table
We do not have any pension plans for our associates. We do have a 401(k) plan and our matching contributions are included in the Summary Compensation Table under the heading “All Other Compensation.”
Nonqualified Deferred Compensation Table
We do not have any nonqualified deferred compensation plans for our associates.
Employment and Other Agreements
We do not have employment agreements or arrangements with any of our other named executive officers other than the agreements and compensation programs described elsewhere in this proxy statement.

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In December 2011, we entered into an aircraft time-share agreement with each of Messrs. Toomey and Troupe. Under each aircraft time-share agreement, we have agreed to lease an aircraft, including crew and flight services, to Messrs. Toomey and Troupe for personal flights from time to time upon their request. Messrs. Toomey and Troupe will pay us a lease fee as may be set by the board from time to time for the flight expenses that may be charged under applicable regulations. We will invoice Mr. Toomey and Mr. Troupe on the last day of the month in which any respective flight occurs. Each aircraft time-share agreement will remain in effect until terminated by either party upon ten days’ prior written notice. Each agreement automatically terminates upon the date either Mr. Toomey or Mr. Troupe, respectively, are no longer employed by us.

In 2015, Mr. Toomey paid us $163,200 and Mr. Troupe paid us $0 for aircraft lease payments as contemplated by these agreements.
Post-Employment Compensation - Severance, Change of Control and Other Arrangements
Change of Control.  Under the provisions of our 1999 Long-Term Incentive Plan, all outstanding options, stock appreciation rights and other awards that may be exercised generally become fully exercisable and all restrictions on outstanding awards will lapse upon the occurrence of a change of control unless otherwise provided in the award agreement. “Change of control” is defined in the Plan as (1) a merger or consolidation in which we are not the surviving entity, except for a transaction the principal purpose of which is to change the state in which we are incorporated; (2) the transfer or sale of all or substantially all of our assets other than to an affiliate or subsidiary of ours; (3) the liquidation of our Company; (4) the acquisition by any person, or by a group of persons acting in concert, of more than 50% of our outstanding voting securities, which results in the resignation or addition of 50% or more independent members of our board; (5) certain reverse mergers in which the Company is the surviving entity or (6) a change in the composition of the board over a period of 12 months or less such that a majority of the board ceases, by reason of one or more contested elections, to be comprised of individuals who are “continuing directors” (as defined in the Plan). The Plan also provides an exception to the rule that the Compensation Committee may provide that unexercised awards will expire in the event of a change in control if the change in control results from a change in the composition of the board, including a change in the composition of the board resulting from the acquisition of more than 50% of the Company’s outstanding voting securities.
If a change in control occurred effective as of December 31, 2015, the value of the cash payments and the benefits provided (based on the exercise of options and the release of restrictions on previously granted stock awards) to each of the named executive officers would have been as follows:

Name	Cash Payments	Value of Outstanding Options	Value of Outstanding Restricted Stock Awards	Value of Unused Vacation	Total
Thomas W. Toomey		$48,711,722	$7,605,864	$91,872	$56,409,459
Warren L. Troupe		$6,982,663	$2,805,841	$48,052	$9,836,556
Jerry A. Davis		--	$2,965,063	$17,957	$2,983,020
Thomas M. Herzog		--	$2,926,942	$31,637	$2,958,579
Harry G. Alcock		--	$3,073,302	$34,947	$3,108,249

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Death, Disability or Retirement. Our 1999 Long-Term Incentive Plan provides that, unless otherwise provided in the award agreement, upon a participant’s death, disability or retirement, all outstanding options, stock appreciation rights and other awards that may be exercised shall become fully exercisable, and all restrictions on outstanding stock awards shall lapse. If the death, disability or retirement of each of our named executive officers occurred as of December 31, 2015, the benefits provided (based upon the exercise of options and the release of restrictions on previously granted stock awards) would have been as follows:

Name	Value of Outstanding Options	Value of Outstanding Restricted Stock Awards	Total
Thomas W. Toomey	$48,711,722	$7,605,864	$56,317,587
Warren L. Troupe	$6,982,663	$2,805,841	$9,788,504
Jerry A. Davis	--	$2,965,063	$2,965,063
Thomas M. Herzog	--	$2,926,942	$2,926,942
Harry G. Alcock	--	$3,073,302	$3,073,302
Severance Benefits.  We believe that, in order to attract and retain the best management talent, companies should provide reasonable severance benefits to employees. We believe these severance benefits should reflect the fact that it may be difficult for employees to find comparable employment within a short period of time. They also should disentangle the Company from the former employee as soon as practicable. With respect to our senior management, severance benefits are individually negotiated.

We currently do not have any contractual severance arrangements with our named executive officers.
Compensation Risks
We have reviewed our overall compensation programs and practices for our employees, and we believe that any risks arising from those compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, we reviewed the incentives created by our compensation policies and practices, how those incentives may create risks, and the mitigating factors or controls that addressed the potential adverse effect of any such risks. As with the compensation programs and practices in place for our executive officers, we do not believe that any of our incentive compensation arrangements for employees encourage them to take unnecessary or excessive risks that could threaten the value of our Company.

Transactions with Related Persons

Our board has adopted a policy relating to the review, approval and ratification of transactions with related persons. The Company recognizes that there are situations where related person transactions may be in, or not inconsistent with, the best interest of the Company and therefore the board adopted a written policy to provide a procedure for the review, approval or ratification of related person transactions. The policy applies to any transaction, the amount of which exceeds $120,000, between the Company and any person who is a director, executive officer or the beneficial owner of more than 5% of any class of the Company’s voting securities, and in which such related person had, has or will have a direct or indirect interest. Any related person transaction is subject to approval by the board or the executive committee of the board.

On July 16, 2015, Mary Ann King was appointed to the Board. Mary Ann King serves as President of Moran & Company, a real estate brokerage firm. Moran & Company represented the Company in the sale of a property which closed in January 2014. The Company paid Moran & Company a commission of $365,250 in connection with that transaction.

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Equity Compensation Plan Information

The following table provides information about shares of our common stock that we may issue upon the exercise of options, warrants and rights under our existing equity compensation plans. All information is provided as of December 31, 2015. Our 1999 Long-Term Incentive Plan is our only stockholder approved equity compensation plan.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by the security holders	2,234,963	$12.65	9,530,769
Equity compensation plans not approved by the security holders	—	—	—
Total	2,234,963	$12.65	9,530,769
The weighted average remaining term of the outstanding options is 3.4 years and we have no unvested full value awards outstanding as of December 31, 2015.

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AUDIT COMMITTEE REPORT
Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee has reviewed and discussed our unaudited financial statements for the quarters ended March 31, June 30 and September 30, 2015 and our December 31, 2015 audited financial statements with management and with Ernst & Young LLP, our independent accountants. Each member of the Audit Committee is “independent” in accordance with the applicable corporate governance listing standards of the NYSE.
The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has received from Ernst & Young LLP the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence, regarding their independence, and has discussed with Ernst & Young LLP their independence relative to us, including whether the provision of their services is compatible with maintaining Ernst & Young LLP’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the board that the December 31, 2015 audited financial statements be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
Robert P. Freeman, Chair
Katherine A. Cattanach
Mary Ann King
Mark R. Patterson

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AUDIT MATTERS
Audit Fees
In connection with the audit of the 2015 financial statements, we entered into an engagement agreement with Ernst & Young LLP which set forth the terms by which Ernst & Young LLP will perform audit services for us. That agreement is subject to alternative dispute resolution procedures.
The following table sets forth the aggregate fees billed or to be billed by Ernst & Young LLP for the following services during fiscal 2015 and fiscal 2014.

Description of Services	2015	2014
Audit Fees(1)	$1,511,450	$1,387,500
Audit-Related Fees(2)	158,200	—
Tax Fees(3)	280,308	—
All Other Fees	—	—
Total	$1,949,958	$1,387,500

(1)
Audit fees consist of fees for the audit and review of the Company’s consolidated financial statements, acquisition audits, statutory audits, comfort letters, consents, debt covenant letters and assistance with and review of documents filed with the SEC.

(2)
Audit-related fees consist of fees for audit-related services for partnership and benefit plan audits, review of proxy materials, accounting advice in connection with specific transactions, internal control reviews and various attestation engagements.

(3)	Tax fees consist of fees for tax compliance, tax advisory services (1031 and state planning) and tax planning.

Pre-Approval Policies and Procedures

The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for the Company by the independent auditors. All of the fees paid to the independent auditors that are shown in the chart above for 2015 were approved by the Audit Committee in accordance with the procedures described below.
The Audit Committee reviews at its meetings audit and non-audit services proposed to be provided by the independent registered public accounting firm. The Committee has delegated to the Chair, or an alternate member of the Audit Committee, the authority to grant pre-approvals if either deems it necessary or appropriate to consider a pre-approval request without a meeting of the full Audit Committee. Pre-approvals by the Chair or alternate member are reviewed with the Audit Committee at its next regularly scheduled meeting.
In considering the pre-approval of proposed audit or non-audit services by the independent auditors, management reviews with the Audit Committee or its delegate, a description of and the budget for the proposed service and the reasons that the independent auditors are being requested to provide the services, including any possible impact on the independence of the independent auditors. Additional Audit Committee approval is required if the pre-approved services exceed the pre-approved budgeted amount for the services.

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PROPOSAL NO. 2
RATIFICATION OF APPOINTMENTS OF INDEPENDENT AUDITORS
Ernst & Young LLP, independent registered public accounting firm, served as our auditors for fiscal 2015. Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal 2016. We expect that a representative of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions from stockholders.

Vote Required and Board of Directors’ Recommendation

Although it is not required to do so, the board is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the stockholders at the meeting in order to ascertain the view of our stockholders regarding such selection. The affirmative vote of a majority of the votes cast at the meeting will be required to approve this proposal. In the event the stockholders do not ratify this appointment, the Audit Committee will reconsider its selection, but still may determine that the appointment of our independent registered public accounting firm is in the best interests of the Company and its stockholders. Even if the appointment is ratified by the stockholders, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

✓ Our board recommends that the stockholders vote “FOR”
the ratification of the appointment of Ernst & Young LLP
as our independent registered public accounting firm for fiscal 2016.

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PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.
As described in detail under the heading “Executive Compensation - Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain executive talent and to align the interests of our named executive officers with the interests of the Company and our stockholders by providing market competitive compensation that is closely tied to short-term and long-term performance goals set by our Compensation Committee. The compensation of our named executive officers is comprised of a mix of base salary, short-term incentive compensation and long-term incentive compensation. Please read the “Executive Compensation” section beginning on page 25, which includes the Compensation Discussion and Analysis, the tabular disclosure regarding the compensation of our named executive officers and the accompanying narrative disclosure set forth in this proxy statement for additional details about our executive compensation programs, including information about the fiscal year 2015 compensation of our named executive officers.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. Accordingly, our board is asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution at the annual meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

Vote Required and Board of Directors’ Recommendation

The vote on the compensation of our named executive officers as disclosed in this proxy statement is advisory, and therefore not binding on the Company, the Compensation Committee or our board. Our board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We have determined that our stockholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our named executive officers will be at the 2017 annual meeting of stockholders. The affirmative vote of a majority of votes cast is required to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

✓ Our board recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

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FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Why did you provide this proxy statement to me?
We are providing this proxy statement and proxy card to you on the Internet or, upon your request, we are sending printed versions of this proxy statement and proxy card to you by mail, because you owned shares of our common stock and/or our Series E preferred stock or our Series F preferred stock at the close of business on March 18, 2016, which is the record date for the meeting. This proxy statement describes matters on which we would like you, as a stockholder, to vote. It also gives you information on these matters so that you can make an informed decision.
The holders of shares of our common stock and our Series E and Series F preferred stock outstanding at the close of business on the record date are entitled to receive notice of the meeting and are entitled to one vote for each share held on each proposal presented at the meeting. Cumulative voting is not permitted. At the record date of March 18, 2016, we had 267,139,066 shares of common stock, 2,796,903 shares of our Series E preferred stock and 16,452,496 shares of Series F preferred stock issued and outstanding.
When you vote, you appoint James D. Klingbeil and Thomas W. Toomey, or either of them, as your representatives at the meeting. Messrs. Klingbeil and Toomey will vote your shares at the meeting as you instructed them when you voted. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should vote by telephone, through the Internet or, if you have requested and received a paper copy of the proxy statement, by completing, signing and returning the paper proxy card enclosed with this proxy statement in advance of the meeting, in case your plans change.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials, including this proxy statement and our 2015 Annual Report, by providing access to such documents on the Internet. Most stockholders will not receive printed copies of the proxy materials unless they request them, in which case printed copies of the proxy materials will be provided at no charge.
Instead of mailing a printed copy of our proxy materials to each stockholder of record, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) was mailed to such stockholders on or about March 30, 2016 that instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet or by telephone.
Any stockholder may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions set forth in the Notice of Internet Availability. Choosing to receive future proxy materials by e-mail will save us the cost of printing and delivering documents to stockholders and will reduce the environmental impact of our annual meetings. A stockholder’s election to receive proxy materials by e-mail will remain in effect until the stockholder terminates the election.

What constitutes a quorum in order to hold and transact business at the meeting?
The presence, in person or by proxy, of holders of at least a majority of the total number of shares of our outstanding common stock, Series E preferred stock and Series F preferred stock, taken together, as of the record date, constitutes a quorum that is required to hold the meeting and to conduct business. If a quorum is not present at the meeting, the meeting may be adjourned from time to time until a quorum is obtained. Your shares will be counted as being present at the meeting if you vote your shares in person at the

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meeting, if you vote your shares by telephone or through the Internet, or if you submit a properly executed proxy card. Votes against a particular proposal will be counted to determine the presence of a quorum. Abstentions, broker non-votes, which are explained below, and shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of shares present at the meeting for purposes of obtaining a quorum. Each will be tabulated separately.

How do I vote?

For Shares Directly Registered in Your Name:	If you hold your shares in your own name as holder of record with Wells Fargo Shareowner Services, there are four different ways to vote:
	•	Internet: You can go to www.proxyvote.com and vote through the Internet.

	•	Telephone: You can submit your vote by proxy over the telephone by following the instructions provided on the separate proxy card if you received a printed set of the proxy materials.

•
Mail:  If you have requested and received a paper copy of the proxy statement, you can mark, sign, date and return the paper proxy card enclosed with the proxy statement in the postage-paid envelope that we have provided to you. Please note that if you vote through the Internet or by telephone, you do not need to return your proxy card.

•
In person:  If you are a stockholder as of the record date, you may vote in person at the meeting. Submitting a proxy prior to the meeting will not prevent a stockholder from attending the meeting and voting in person.

All valid proxies received and not revoked prior to the meeting will be voted in accordance with each stockholder’s instructions.

For Shares Held in “Street Name:”
If your shares are held by a brokerage firm, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee that you must follow in order to have your shares voted. “Street name” stockholders who wish to vote in person at the meeting will need to obtain a proxy form from the brokerage firm, bank or other nominee that holds their shares of record.

In addition, a number of brokers and banks are participating in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that offers telephone and Internet voting options. This program is different from the program provided by Wells Fargo Shareowner Services for shares registered directly in the name of the stockholder. If your shares are held in an account with a broker or a bank participating in the Broadridge program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at the Broadridge voting website (www.proxyvote.com).

How will my proxy be voted?

All shares represented by properly executed proxies received in time for the meeting will be voted at the meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, shares represented by proxies will be voted:

•	FOR the election of all nominees for director.

65 | UDR	PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS | 2016

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2016.

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers disclosed in this proxy statement.

Will other matters be voted on at the annual meeting?
We have not received notice of any other matters that may properly be presented at the meeting. However, if a matter comes up for vote at the meeting that is not described in this proxy statement or listed on the proxy card, Messrs. Klingbeil and Toomey will vote your shares, under your proxy, in their discretion. It is the intention of Messrs. Klingbeil and Toomey to vote the shares they represent as directed by the board.

Can I revoke my proxy and change my vote?
Yes. If you are a record holder of your shares, you may revoke your proxy at any time prior to the date of the meeting by:

•	submitting a later-dated vote in person at the meeting, through the Internet, by telephone or, if you originally voted by returning a paper proxy card to us, by mail; or

•
delivering instructions to the attention of the Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540. Any notice of revocation sent to us must include the stockholder’s name and must be received prior to the date of the meeting to be effective.

If you hold your shares in “street name,” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

What vote is required for the proposals if a quorum is present?

•	The affirmative vote of a majority of the votes cast is required for the election of a director in Proposal 1.

•
The affirmative vote of a majority of the votes cast is required to approve Proposal No. 2, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2016.

•
The affirmative vote of a majority of the votes cast is required to approve, on an advisory basis, the compensation of our named executive officers disclosed in this proxy statement, as specified in Proposal No. 3.

What is an abstention, and how will it affect the vote on a proposal?
An “abstention” occurs when the beneficial owner of shares is present, in person or by proxy, and entitled to vote at the meeting (or when a nominee holding shares for a beneficial owner is present and entitled to vote at the meeting), but such person does not vote on the particular proposal. For purposes of Proposal Nos. 1, 2 and 3, abstentions will not be counted as votes cast and will have no effect on the results of the vote with respect to such proposals. Abstentions will be considered present for the purpose of determining the presence of a quorum.

What are broker non-votes, and how will they affect the vote on a proposal?
A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Under

66 | UDR	PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS | 2016

applicable rules, brokers or other nominees have discretionary voting power with respect to matters that are considered routine, but not with respect to non-routine matters. A broker or other nominee cannot vote without instructions on non-routine matters, therefore there may be broker non-votes on any such proposals. Broker non-votes will have no effect on the voting results for the Proposals, although they will be considered present for the purpose of determining the presence of a quorum.

The effect of broker non-votes is summarized in the table below:

	Proposal No. 1: Election of Directors	Proposal No. 2: Ratification of Independent Registered Public Accounting Firm	Proposal No. 3: Advisory Vote on Executive Compensation
Status of the matter	Non-routine	Routine	Non-Routine
Possibility of broker non-votes on the Proposal	Yes	No	Yes
Status of broker non-votes for purposes of determining whether stockholder approval has been obtained for the Proposal	Broker non-votes are not deemed to be votes cast	N/A	Broker non-votes are not deemed to be votes cast
Status of broker non-votes for quorum purposes	Considered present	N/A	Considered present

Who will tabulate the votes?
Broadridge will tabulate votes cast by proxy by an automated system. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting.

Who is soliciting the proxy, and who will pay for the proxy solicitation?

This solicitation is being made on behalf of our board, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, e-mail or personal interview. We will bear the expense of the preparation, printing and delivery of the enclosed form of proxy, notice of annual meeting of stockholders and this proxy statement and any additional materials relating to the meeting that may be furnished to our stockholders by our board subsequent to the furnishing of this proxy statement. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or employees, without additional compensation.

Where do I find the voting results of the meeting?

We will announce the preliminary voting results at the meeting and publish the final results in a Current Report on Form 8-K filed with the SEC within four business days following the meeting.

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OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file.
To our knowledge, based solely on our review of the copies of such forms received by us or written representations from certain reporting persons that no other reports were required for such persons, we believe that, during fiscal 2015, our executive officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements.
Delivery of Voting Materials
To reduce the expenses of delivering duplicate materials to our stockholders, we are delivering one copy of the Notice of Internet Availability to stockholders who share the same address unless otherwise requested. The Notice of Internet Availability will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy through the Internet. If you would like to receive a paper or e-mail copy of the proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability.
If you share an address with another stockholder and have received only one copy of the Notice of Internet Availability, and would like to request a separate copy of the Notice of Internet Availability, you may write or call us to request a separate copy of the Notice of Internet Availability at no cost to you. For future annual meetings, you may request a separate copy of the Notice of Internet Availability or request that we only send one copy of the Notice of Internet Availability to you if you are receiving multiple copies by calling us at (720) 283-6120 or by writing to us to the attention of Investor Relations, 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.
Annual Report
We will, upon written request and without charge, provide to any person solicited hereunder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2015, including financial statements and financial statement schedules, as filed with the SEC. Requests should be addressed to the attention of Investor Relations, 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.
Stockholder Proposals for the 2017 Annual Meeting of Stockholders
The submission deadline for stockholder proposals to be included in our proxy materials for the 2017 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act is November 30, 2016, except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and should be sent to our Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.
Advance Notice Procedures for the 2017 Annual Meeting of Stockholders
In accordance with our Amended and Restated Bylaws, any stockholder who intends to submit a proposal at our 2017 annual meeting of stockholders, or bring a director nominee before the meeting, must, in addition to complying with applicable laws and regulations and the requirements of our Amended and Restated Bylaws, provide written notice to us for consideration no sooner than October 31, 2016 and no later than November 30, 2016. Such notice should be sent to our Corporate Secretary at 1745 Shea Center

68 | UDR	PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS | 2016

Drive, Suite 200, Highlands Ranch, Colorado 80129-1540. Please refer to the full text of our advance notice Bylaw provisions for additional information and requirements. A copy of our Amended and Restated Bylaws may be obtained by writing to our Corporate Secretary at the address listed above or by visiting the Investor Relations page of our website at ir.udr.com and then clicking on “Corporate Governance.”

It is important that proxies be returned promptly. We depend upon all stockholders promptly signing and returning the enclosed proxy to avoid costly solicitation. You can save us considerable expense by signing and returning your proxy at once. You may also vote electronically through the Internet or by telephone as shown on the enclosed proxy card and as discussed above.

Dated: March 30, 2016	For the Board of Directors
UDR, INC.

WARREN L. TROUPE
Senior Executive Vice President
and Corporate Secretary

69 | UDR	PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS | 2016

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by UDR, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access Stockholder Communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to UDR, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

UDR, INC. 1745 SHEA CENTER DRIVE SUITE 200 HIGHLANDS RANCH, CO 80129

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E03296-P76279	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UDR, Inc.
The Board of Directors recommends that you vote “FOR” each of the nominees listed in Item 1:
1.	ELECTION OF DIRECTORS
	Nominees:	For	Against	Abstain	The Board of Directors recommends that you vote "FOR" Items 2 and 3:		For	Against	Abstain
	1a. Katherine A. Cattanach	☐	☐	☐	2.	To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐
	1b. Robert P. Freeman	☐	☐	☐
	1c. Jon A. Grove	☐	☐	☐	3.	Advisory vote to approve named officer compensation.	☐	☐	☐
	1d. Mary Ann King	☐	☐	☐	4.	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.
	1e. James D. Klingbeil	☐	☐	☐
	1f. Clint D. McDonnough	☐	☐	☐
	1g. Robert A. McNamara	☐	☐	☐
NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR each of the nominees listed in Item 1 and FOR Items 2 and 3. If any other matters properly come before the meeting or any adjournment of the meeting, the person(s) named in this proxy will vote in their discretion.

	1h. Mark R. Patterson	☐	☐	☐
	1i. Lynne B. Sagalyn	☐	☐	☐
	1j. Thomas W. Toomey	☐	☐	☐

		Yes	No		For address changes, please check this box and write them on the back where indicated.				☐
Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

	Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

UDR, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 12, 2016
10:00 a.m., Local Time
Ritz-Carlton, Denver
1881 Curtis Street
Denver, Colorado 80202
This proxy is solicited on behalf of the Board of Directors of UDR, Inc. for use at the Annual Meeting on May 12, 2016.
The shares of stock held in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.
If no choice is specified, the proxy will be voted FOR each of the nominees listed in Item 1 and FOR Items 2 and 3.
By signing the proxy, you (i) acknowledge receipt of the notice of annual meeting of stockholders and proxy statement, each dated March 30, 2016, (ii) revoke all prior proxies, and (iii) appoint James D. Klingbeil and Thomas W. Toomey, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute and hereby authorize(s) them to represent and to vote the shares which you would be entitled to vote if then and there personally present on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and any adjournment thereof.
See reverse for voting instructions

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
UDR, Inc.'s Notice of Annual Meeting and Proxy Statement, Form 10-K for the year ended December 31, 2015 and Shareholder Letter are available on the Internet at www.proxyvote.com.

E03297-P76279

UDR, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
MAY 12, 2016

The stockholder(s) hereby appoint(s) James D. Klingbeil and Thomas W. Toomey, or either of them, as proxies and attorneys-in-fact,each with the power to appoint his substitute and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock and/or Series E preferred stock or Series F preferred stock of UDR, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Local Time on May 12, 2016, at the Ritz-Carlton, Denver, 1881 Curtis Street, Denver, Colorado 80202, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR ITEMS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE
Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE